                                                                Exhibit 99.2



                              KELLWOOD COMPANY
                              ----------------

                            INDEX TO EXHIBIT 99.2
                            ---------------------

                                                                        Page No.
                                                                        --------

FINANCIAL INFORMATION

Financial Statements (Unaudited):

    Condensed Consolidated Balance Sheet                                     2

    Condensed Consolidated Statement of Operations                           3

    Condensed Consolidated Statement of Cash Flows                           4

    Notes to Condensed Consolidated Financial Statements                  5-24

    Management's Discussion and Analysis of
      Financial Condition and Results of Operations                      25-45

                                         KELLWOOD COMPANY AND SUBSIDIARIES
                                         ---------------------------------
                                  CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                  ------------------------------------------------
                                              (Amounts in thousands)

                                                               October 29,          October 30,          January 29,
                                                                  2005                 2004                 2005
                                                               -----------          -----------          -----------
                                                                                    Restated -           Restated -
                                                                                    see Note 2           see Note 2
ASSETS
------
Current assets:
  Cash and cash equivalents                                    $  261,386           $  208,643           $  261,011
  Receivables, net                                                360,755              412,248              347,813
  Inventories                                                     216,602              274,027              295,539
  Current deferred taxes and prepaid expenses                      61,958               65,910               54,770
  Current assets of discontinued operations                        37,500               60,693               70,781
                                                               ----------           ----------           ----------
    Total current assets                                          938,201            1,021,521            1,029,914

Property, plant and equipment, net                                 79,315               91,756               93,108
Intangible assets, net                                            162,569              187,947              184,800
Goodwill                                                          195,341              203,177              214,747
Other assets                                                       27,740               37,523               36,352
Long-term assets of discontinued operations                           489               19,830               19,381
                                                               ----------           ----------           ----------
Total assets                                                   $1,403,655           $1,561,754           $1,578,302
                                                               ==========           ==========           ==========


LIABILITIES AND SHAREOWNERS' EQUITY
-----------------------------------
Current liabilities:
  Accounts payable                                             $  155,033           $  183,771           $  174,462
  Accrued salaries and employee benefits                           42,711               38,886               42,467
  Other accrued expenses                                           58,715               63,556               82,487
  Current liabilities of discontinued operations                    7,774               15,217               14,258
                                                               ----------           ----------           ----------
    Total current liabilities                                     264,233              301,430              313,674

Long-term debt                                                    469,768              469,658              469,657
Deferred income taxes and other                                    70,552               80,384               81,448

Shareowners' equity:
  Common stock                                                    271,990              270,123              270,264
  Retained earnings                                               491,201              552,726              555,386
  Accumulated other comprehensive loss                            (10,310)             (11,704)             (11,396)
  Less treasury stock, at cost                                   (153,779)            (100,863)            (100,731)
                                                               ----------           ----------           ----------
    Total shareowners' equity                                     599,102              710,282              713,523
                                                               ----------           ----------           ----------

Total liabilities and shareowners' equity                      $1,403,655           $1,561,754           $1,578,302
                                                               ==========           ==========           ==========


See notes to condensed consolidated financial statements.

                                            KELLWOOD COMPANY AND SUBSIDIARIES
                                            ---------------------------------
                               CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                               ----------------------------------------------------------
                                     (Amounts in thousands, except per share data)

                                                                Three Months Ended               Nine Months Ended
                                                           ----------------------------    -----------------------------
                                                           October 29,      October 30,     October 29,      October 30,
                                                              2005             2004            2005             2004
                                                           -----------      -----------    -----------       -----------
                                                                            Restated -                       Restated -
                                                                            see Note 2                       see Note 2

Net sales                                                   $587,460         $671,007       $1,713,914       $1,832,550

Costs and expenses:
  Cost of products sold                                      461,148          534,635        1,385,235        1,435,358
  Selling, general and
   administrative expenses                                    87,567           88,455          271,358          275,430
  Amortization of intangible assets                            2,572            2,862            8,438            9,251
  Impairment, restructuring and
   related non-recurring charges                               8,669                -           59,630                -
  Interest expense, net                                        5,831            6,431           18,376           19,472
  Other (income) and expense, net                               (408)          (1,033)            (916)          (1,870)
                                                            --------         --------       ----------       ----------

Earnings (loss) before income taxes                           22,081           39,657          (28,207)          94,909

Income tax provision (benefit)                                 7,119           13,441          (20,409)          32,304
                                                            --------         --------       ----------       ----------

Net earnings (loss) from continuing operations                14,962           26,216           (7,798)          62,605

Net earnings (loss) from discontinued operations               1,226             (996)         (43,127)          (3,330)
                                                            --------         --------       ----------       ----------

Net earnings (loss)                                         $ 16,188         $ 25,220       $  (50,925)      $   59,275
                                                            ========         ========       ==========       ==========

Weighted average shares outstanding:
  Basic                                                       26,739           27,669           27,434           27,446
                                                            ========         ========       ==========       ==========
  Diluted                                                     26,799           28,134           27,434           28,038
                                                            ========         ========       ==========       ==========

Earnings (loss) per share:
  Basic:
    Continuing operations                                   $   0.56         $   0.95       $    (0.28)      $     2.28
    Discontinued operations                                     0.05            (0.04)           (1.57)           (0.12)
                                                            --------         --------       ----------       ----------
    Net earnings (loss)                                     $   0.61         $   0.91       $    (1.86)      $     2.16
                                                            ========         ========       ==========       ==========

  Diluted:
    Continuing operations                                   $   0.56         $   0.93       $    (0.28)      $     2.23
    Discontinued operations                                     0.05            (0.04)           (1.57)           (0.12)
                                                            --------         --------       ----------       ----------
    Net earnings (loss)                                     $   0.60         $   0.90       $    (1.86)      $     2.11
                                                            ========         ========       ==========       ==========


Dividends paid per share                                    $   0.16         $   0.16       $     0.48       $     0.48
                                                            ========         ========       ==========       ==========

See notes to condensed consolidated financial statements.

                                             KELLWOOD COMPANY AND SUBSIDIARIES
                                             ---------------------------------
                                CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
                                ----------------------------------------------------------
                                                  (Amounts in thousands)

                                                                                                  Nine months ended
                                                                                           -----------------------------
                                                                                           October 29,       October 30,
                                                                                              2005              2004
                                                                                           -----------       -----------
                                                                                                             Restated -
                                                                                                             see Note 2

OPERATING ACTIVITIES:

Net (loss) earnings                                                                         $(50,925)         $  59,275

Add/(deduct) items not affecting operating cash flows:
  Depreciation and amortization                                                               30,950             31,535
  Deferred income taxes and other                                                            (10,416)             3,830
  Inventory/accounts receivable valuation adjustments and
   impairment, restructuring and related non-recurring charges
    - Pre-tax amount                                                                         132,280                  -
    - Tax effect                                                                             (39,685)                 -
Changes in working capital components:
  Receivables, net                                                                           (11,217)          (119,715)
  Inventories                                                                                 71,989             14,346
  Prepaid taxes and expenses                                                                  (7,199)              (215)
  Accounts payable and accrued expenses                                                      (29,600)             9,170
                                                                                            --------          ---------
Net cash provided by (used in) operating activities                                           86,177             (1,774)
                                                                                            --------          ---------

INVESTING ACTIVITIES:
Additions to property, plant and equipment                                                   (14,787)           (19,903)
Acquisitions, net of cash acquired                                                           (12,178)          (144,722)
Receipts for subordinated note receivable                                                      2,063              1,375
Dispositions of fixed assets                                                                   3,762                226
                                                                                            --------          ---------
Net cash (used in) investing activities                                                      (21,140)          (163,024)
                                                                                            --------          ---------

FINANCING ACTIVITIES:
Borrowings of long-term debt, net of financing costs                                               -            195,131
Repayments of long-term debt                                                                       -             (4,448)
Dividends paid                                                                               (13,260)           (13,185)
Stock purchases under Stock Repurchase Program                                               (55,430)                 -
Stock transactions under incentive plans                                                       4,028             17,265
                                                                                            --------          ---------
Net cash (used in) provided by financing activities                                          (64,662)           194,763
                                                                                            --------          ---------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                                          375             29,965
Cash and cash equivalents, beginning of period                                               261,011            178,678
                                                                                            --------          ---------
Cash and cash equivalents, end of period                                                    $261,386          $ 208,643
                                                                                            ========          =========

Supplemental cash flow information:
  Interest paid                                                                             $ 21,134          $  18,285
                                                                                            ========          =========
  Income taxes (refunded) paid, net                                                         $   (409)         $   9,018
                                                                                            ========          =========

See notes to condensed consolidated financial statements.

                      KELLWOOD COMPANY AND SUBSIDIARIES
                      ---------------------------------
      NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
      ----------------------------------------------------------------
                (Dollars in thousands, except per share data)

NOTE 1. ACCOUNTING POLICIES. It is the opinion of management that all adjustments necessary for a fair statement of results for the interim periods have been reflected in the condensed consolidated financial statements presented. Accounting policies have been continued without significant change.

RECLASSIFICATIONS. Certain amounts in the prior year condensed consolidated financial statements have been reclassified to conform to the current year presentation.

NOTE 2. RESTATEMENT OF FINANCIAL STATEMENTS. THIS NOTE MAY NOT BE COMPLETE BASED ON FURTHER REVIEW IN CONNECTION WITH THE FILING OF AMENDED FORMS 10-Q/A FOR THE QUARTERLY PERIODS ENDED JULY 30, 2005 AND APRIL 30, 2005, AND AN AMENDED FORM 10-K/A FOR THE YEAR ENDED JANUARY 29, 2005, WHICH WILL INCLUDE THE EFFECTS OF RESTATEMENT FOR THE YEARS ENDED JANUARY 29, 2005, JANUARY 31, 2004 AND FEBRUARY 1, 2003. The Company has restated herein its previously issued consolidated statement of operations for the three and nine months ended October 30, 2004, consolidated statement of cash flows for the nine months ended October 30, 2004, and balance sheet at January 29, 2005 and October 30, 2004. This restatement corrects accounting errors detailed below. Additionally, all amounts presented in these Notes to Condensed Consolidated Financial Statements affected by the restatement have been restated.

Accrual of Freight, Duty and Agents' Commission Costs

Prior to the completion of the financial statements for the three and nine months ended October 29, 2005, the Company determined that its methods used at a regional accounting center to accrue for freight, duty and agents' commission costs related to imports of goods resulted in the understatement of liabilities. Specifically, the support for related journal entries was prepared incorrectly. The Company identified this issue after the regional accounting center was centralized into the Company's financial services operations in St. Louis and subsequent review of accounting processes.

After discovering the error, the Company corrected the accounting processes so that there was an appropriate cutoff at October 29, 2005. Additionally, the Company initiated a review of the accruals for freight, duty and agents' commission costs at prior interim and year-end reporting dates. This review has been completed for the periods necessary to correctly present all of the periods contained in these unaudited, interim financial statements on a restated basis. This includes each of the points in time and periods set forth in the tables following the next two paragraphs. The Company anticipates completing its review of the effects of the restatement for the other periods necessary to file amended Forms 10-Q/A for the quarterly periods ended July 30, 2005 and April 30, 2005, and an amended Form 10-K/A for the year ended January 29, 2005, which will include the effects of the restatement for the years ended January 29, 2005, January 31, 2004 and February 1, 2003, in January 2006.

The accounting error caused an understatement of cost of products sold in prior periods and a cumulative overstatement of earnings before income taxes of $8,158 ($5,152 after tax) as of July 30, 2005. The Company has determined that the accounting error impacted earnings before income taxes in prior periods as follows: six months ended July 30, 2005 ($254; $173 after tax), fiscal year ended January 29, 2005 ($5,967; $3,759 after tax) and prior fiscal years cumulatively ($1,937; $1,220 after tax).

Death Benefits Program

In 2004 the Company determined that it had underaccrued for a Death Benefit Program that covers three present and nine former senior executives. This program was initiated in the early 1980's and is being phased out with no new participants since prior to 2000. Beginning in 2004, the Company began to record an annual charge in the amount necessary to appropriately state expense in each period. The Company did not record the past underaccrual at January 31, 2004 as it concluded that it was immaterial. The accounting error resulted in an understatement of selling, general and administrative expenses in years prior to 2004 and a cumulative overstatement of earnings before income taxes of $3,923 ($2,473 after tax) as of January 31, 2004.

                      KELLWOOD COMPANY AND SUBSIDIARIES
                      ---------------------------------
 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
 ----------------------------------------------------------------------------
                (Dollars in thousands, except per share data)

Combined Restatement Amounts

The restatement, as mentioned above, affected previously reported financial statement line items at January 29, 2005 and October 30, 2004, and the three and nine month periods ended October 30, 2004, as presented in the accompanying financial statements, as follows:

                                                    January 29,   October 30,
                                                       2005          2004
                                                    -----------   -----------
Balance Sheet
  Increase in accounts payable                        $7,904        $8,822
  Decrease in other accrued expenses                   4,377         4,717
  Increase in deferred income taxes and other          3,926         3,926
  Decrease in retained earnings                        7,453         8,031


                                          Three months ended  Nine months ended
                                           October 30, 2004   October 30, 2004
                                           ----------------   ----------------

Statement of Operations
  Increase in cost of products sold             $4,973            $6,886
  Decrease in income tax provision               1,840             2,548
  Decrease in net earnings                       3,133             4,338
  Decrease in total diluted EPS                   0.11              0.16

The financial statements for the three and nine months ended October 30, 2004 have been restated to correct for the accounting errors discussed above. The effect of these adjustments to the Company's consolidated statement of operations for both periods is detailed below.

                                                               Three months ended              Nine months ended
                                                                October 30, 2004               October 30, 2004
                                                          ---------------------------     ---------------------------
                                                          As Reported     As Restated     As Reported     As Restated
                                                          -----------     -----------     -----------     -----------
Net sales                                                   $671,007        $671,007       $1,832,550      $1,832,550
Costs and expenses:
  Cost of products sold                                      529,662         534,635        1,428,472       1,435,358
  Selling, general and
   administrative expense                                     88,455          88,455          275,430         275,430
  Amortization of intangible assets                            2,862           2,862            9,251           9,251
  Interest expense, net                                        6,431           6,431           19,472          19,472
  Other (income) and expense, net                             (1,033)         (1,033)          (1,870)         (1,870)
                                                            --------        --------       ----------      ----------
Earnings before income taxes                                  44,630          39,657          101,795          94,909
Income tax provision                                          15,282          13,441           34,852          32,304
                                                            --------        --------       ----------      ----------
Net earnings from continuing operations                       29,348          26,216           66,943          62,605
Net loss from discontinued operations                           (995)           (996)          (3,329)         (3,330)
                                                            --------        --------       ----------      ----------
Net earnings                                                $ 28,353        $ 25,220       $   63,614      $   59,275
                                                            ========        ========       ==========      ==========
Earnings (loss) per share:
  Basic:
    Continuing operations                                   $   1.06        $   0.95       $     2.44      $     2.28
    Discontinued operations                                    (0.04)          (0.04)           (0.12)          (0.12)
                                                            --------        --------       ----------      ----------
    Net earnings                                            $   1.02        $   0.91       $     2.32      $     2.16
                                                            ========        ========       ==========      ==========
  Diluted:
    Continuing operations                                   $   1.04        $   0.93       $     2.39      $     2.23
    Discontinued operations                                    (0.04)          (0.04)           (0.12)          (0.12)
                                                            --------        --------       ----------      ----------
    Net earnings                                            $   1.01        $   0.90       $     2.27      $     2.11
                                                            ========        ========       ==========      ==========

The effect of the restatement on the Company's previously reported consolidated balance sheet at January 29, 2005 and October 30, 2004 is detailed below.

                                                             January 29, 2005                 October 30, 2004
                                                        ---------------------------      ---------------------------
Selected consolidated balance sheet data:               As Reported     As Restated      As Reported     As Restated
                                                        -----------     -----------      -----------     -----------
Accounts payable                                         $166,558        $174,462         $174,949        $183,771
Accrued expenses                                          129,332         124,954          107,159         102,442
Deferred income taxes and other                            77,522          81,448           76,458          80,384
Shareowners' equity                                       720,976         713,523          718,313         710,282

The effect of the restatement on the Company's previously reported Condensed Consolidated Statement of Cash Flows for the nine months ended October 30, 2004 is detailed below.

                                                             Nine Months Ended
                                                             October 30, 2004
                                                     -------------------------------
Selected statement of cash flow data:                  As Reported     As Restated
                                                     --------------- ---------------
Net earnings                                         $        63,613 $        59,275
Change in accounts payable and accrued expenses                4,832           9,170

                      KELLWOOD COMPANY AND SUBSIDIARIES
                      ---------------------------------
 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
 ----------------------------------------------------------------------------
                (Dollars in thousands, except per share data)

NOTE 3. IMPAIRMENT, RESTRUCTURING AND RELATED NON-RECURRING CHARGES. During the second quarter of 2005, the Company announced a Restructuring Plan (the 2005 Restructuring Plan) aimed at advancing the Company's corporate objectives of increasing its penetration of consumer lifestyle brands with strong growth and profit potential while reducing exposure to smaller volume brands and certain private label businesses. The 2005 Restructuring Plan resulted from a thorough strategic reassessment of all of the Company's business operations. This reassessment was performed in the second quarter of 2005 and was directed by the Company's Chief Executive Officer who was named to that position during the second quarter. The strategic reassessment focused on the Company's businesses that had experienced profitability issues and considered the alignment of the businesses with the Company's refreshed strategy, which considered, among other things, market place developments affecting the retail landscape and our retail customers.

Under the 2005 Restructuring Plan, the Company is in various stages of:

    o Exiting its Private Label Menswear (which does not include the Company's Smart Shirts subsidiary), Kellwood Intimate Apparel Group (Intimate Apparel) and Kellwood New England business units;

    o Restructuring its Oakland Operation by exiting several labels to better focus on developing the Koret brand, and;

    o Making organization and support infrastructure changes for certain ongoing business units and reviewing assumptions regarding future profitability and their effect on the realizability of fixed and intangible assets of certain brands, labels and operations.

The actions taken by the end of the third quarter of 2005 include:

    o The sale of a significant portion of the Kellwood New England business unit with the shutdown of remaining operations.

    o Sales and pending sale of significant portions of Intimate Apparel with the shutdown of remaining operations.

    o The organizational and support infrastructure changes for certain ongoing business units, which have been made.

    o The review of assumptions regarding future profitability and their affect on intangible assets, which led to the impairment charge discussed in Note 7.

Key financial information regarding the businesses to be exited for continuing and discontinued operations, shown separately, is as follows:

                                                                     Continuing Operations
                                        --------------------------------------------------------------------------------
                                                 Three months ended                          Nine months ended
                                        ------------------------------------        ------------------------------------
                                        October 29, 2005   October  30, 2004        October 29, 2005    October 30, 2004
                                        ----------------   -----------------        ----------------    ----------------
Net sales                                    $38,098             $51,791                $122,760            $128,085
                                             =======             =======                ========            ========
Impairment, restructuring and
 related non-recurring charges               $ 8,669             $     -                $ 59,630            $      -
                                             =======             =======                ========            ========
Net (loss) earnings                          $(2,112)            $ 1,288                $(58,998)           $  2,356
                                             =======             =======                ========            ========
                                                                   Discontinued Operations
                                        --------------------------------------------------------------------------------
                                                 Three months ended                          Nine months ended
                                        ------------------------------------        ------------------------------------
                                        October 29, 2005   October  30, 2004        October 29, 2005    October 30, 2004
                                        ----------------   -----------------        ----------------    ----------------
Net sales                                    $39,637             $45,787                $114,398            $130,814
                                             =======             =======                ========            ========
Impairment, restructuring and
 related non-recurring charges               $ 4,118             $     -                $ 25,020            $      -
                                             =======             =======                ========            ========
Net earnings (loss)                          $ 1,226             $  (996)               $(43,127)           $ (3,330)
                                             =======             =======                ========            ========


The Company is in the process of shutting down or selling each of the businesses that it will exit. The Company expects to shut down those businesses that it is unable to sell by January 28, 2006. The results of operations and impairment and restructuring charges for the businesses to be exited are reported as discontinued operations in the period in which the business to be exited is disposed of or shut down or in which the assets meet the "held for sale" criteria as the sale of the business is determined to be probable. The gains and losses on consummated transactions involving the sale of operations, resulting primarily from inventory valuation differences, is not significant and has been included as part of net loss from discontinued operations. As of October 29, 2005, the Intimate Apparel and Kellwood New England business units meet these criteria and accordingly have been classified as discontinued operations. See Note 4 for further information on the operating results and financial position of those businesses recorded as discontinued operations.

                      KELLWOOD COMPANY AND SUBSIDIARIES
                      ---------------------------------
 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
 ----------------------------------------------------------------------------
                (Dollars in thousands, except per share data)

Costs associated with the 2005 Restructuring Plan include sales allowances, inventory and purchase commitment reserves, fixed asset impairment, lease terminations, contractual obligations, employee severance and termination benefits and impairment of intangible assets. The total cost of these actions is expected to be approximately $205,000 before tax ($145,000 after tax, or $5.37 per diluted share).

The impact of the actions in connection with the 2005 Restructuring Plan on the Company's reportable segments (before tax) is as follows:

                                       Total              Provision Recorded
                                   Expected Cost       Through October 29, 2005
                                   -------------       ------------------------

Women's Sportswear                   $ 84,262                  $ 56,492
Men's Sportswear                       33,648                    18,198
Other Soft Goods                        1,331                        79
General Corporate                      12,895                     6,118
                                     --------                  --------
  Continuing operations               132,136                    80,887
Discontinued operations                72,864                    51,395
                                     --------                  --------
  Total                              $205,000                  $132,282
                                     ========                  ========

Total cash outlays related to the 2005 Restructuring Plan are expected to be $42,000. It is expected that actions taken under the 2005 Restructuring Plan will be mostly accomplished during 2005 and fully complete in early 2006.

In 2005, the costs (cost reversals) related to the 2005 Restructuring Plan were recorded as follows:

                                         Three months ended   Nine months ended
Continuing Operations:                    October 29, 2005    October 29, 2005
----------------------                   ------------------   -----------------
Net sales                                     $ 2,400              $ 4,900
Cost of products sold                          (8,457)              16,358
Restructuring and other
 non-recurring expense                          9,178               15,552
Impairment of goodwill
 and intangible assets                              -               33,837
Fixed asset impairment                           (508)              10,240
                                              -------              -------
Total pretax cost                             $ 2,613              $80,887
                                              =======              =======
Total after tax cost                          $ 1,829              $56,621
                                              =======              =======
Diluted loss per share                        $  0.07              $  2.06
                                              =======              =======
Discontinued Operations:
------------------------
Total pretax (cost reversals) cost            $(3,688)             $51,395
                                              =======              =======
Total after tax (cost reversals) cost         $(2,582)             $35,976
                                              =======              =======
Diluted (earnings) loss per share             $ (0.10)             $  1.31
                                              =======              =======

A rollforward of the major components of this non-recurring charge from July 30, 2005 to October 29, 2005 recorded in continuing operations is as follows:

                                                                                                               Accrual as of
                                    Accrual as of                                                               October 29,
                                    July 30, 2005        Provision          Reversals        Utilization           2005
                                    --------------       ---------          ---------        -----------       -------------
Inventory and Purchase
  Commitment Reserves                  $24,564            $ 5,918           $(14,374)          $(1,675)           $14,433
Fixed Asset Impairment                       -                 52               (560)              508                  -
Sales Allowances                         2,500              2,400                  -                 -              4,900
Contractual Obligations                  1,975              6,394                  -            (6,428)             1,941
Employee Severance and
  Termination Benefits                   4,400              2,783                  -            (1,160)             6,023
                                       -------            -------           --------           -------            -------
Total                                  $33,439            $17,547           $(14,934)          $(8,755)           $27,297
                                       =======            =======           ========           =======            =======

                      KELLWOOD COMPANY AND SUBSIDIARIES
                      ---------------------------------
 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
 ----------------------------------------------------------------------------
                (Dollars in thousands, except per share data)

A rollforward of the major components of this non-recurring charge from July 30, 2005 to October 29, 2005 recorded in discontinued operations is as follows:

                                                                                                               Accrual as of
                                     Accrual as of                                                              October 29,
                                     July 30, 2005       Provision          Reversals        Utilization           2005
                                     --------------      ---------          ---------        -----------       -------------
Inventory and Purchase
  Commitment Reserves                   $31,520           $    -             $(7,805)          $(3,064)           $20,651
Fixed Asset Impairment                        -              120                (475)             (355)                 -
Sales Allowances                          2,660                -                   -                 -              2,660
Contractual Obligations                   2,529            1,309                   -            (1,310)             2,528
Employee Severance and
  Termination Benefits                        -            3,165                   -              (226)             2,939
                                        -------           ------             -------           -------            -------
Total                                   $36,709           $4,594             $(8,280)          $(4,245)           $28,778
                                        =======           ======             =======           =======            =======

Inventory and Purchase Commitment Reserves include provisions to reduce inventory and purchase commitments to net realizable values. Fixed Asset Impairment includes provisions for fixed assets that were determined to be impaired in connection with Statement of Financial Accounting Standards
(SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, and were written down to their fair values. Sales Allowances include provisions for anticipated increased deductions taken by customers on previous sales for businesses to be exited, as a direct result of the exit plans. Contractual Obligations are adverse contractual arrangements under which losses are probable and estimatable and where there is no future economic benefit. Employee Severance and Termination benefits are provided for in accordance with SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. Total employee severance and termination benefits will be recorded as incurred and relate to approximately 1,800 employees. It is estimated that such costs will total $25,000, of which $7,500 is included in discontinued operations. See Note 7 for more information on the Impairment of Intangible Assets.

NOTE 4. DISCONTINUED OPERATIONS. The results of operations and impairment and restructuring charges for the businesses to be exited (as discussed in Note 3) are reported as discontinued operations in the period in which the business to be exited is disposed of or shutdown or in which the assets meet the "held for sale" criteria as the sale of the business is determined to be probable. During the third quarter of 2005, the Company's Intimate Apparel and Kellwood New England operations became discontinued. Accordingly, operating results and assets and liabilities of Intimate Apparel and Kellwood New England are segregated in the accompanying consolidated statement of operations and consolidated balance sheet, respectively. Prior to being classified as discontinued, Intimate Apparel was included in the Other Soft Goods segment, and Kellwood New England was included in the Women's Sportswear segment.

Operating results for the Intimate Apparel and Kellwood New England operations, including all charges incurred during the periods presented for the 2005 Restructuring Plan related to these business units as described in
Note 3, are as follows:

                                                  Three months ended                  Nine months ended
                                               -------------------------          -------------------------
                                               October 29,   October 30,          October 29,   October 30,
                                                  2005          2004                 2005          2004
                                               -----------   -----------          -----------   -----------
Net sales                                       $39,637        $45,787             $114,398      $130,814
                                                =======        =======             ========      ========
Earnings (loss) before income taxes               1,693         (1,507)             (61,911)       (5,045)
Income tax provision (benefit)                      467           (511)             (18,784)       (1,715)
                                                -------        -------             --------      --------
Net earnings (loss)                             $ 1,226        $  (996)            $(43,127)     $ (3,330)
                                                =======        =======             ========      ========

The 2005 income tax provision (benefit) rate of 27.6% and (30.3%) for the three and nine month periods ended October 29, 2005, respectively, differ from the Company's overall tax provision (benefit) rate due to the non-deductibility of certain costs (goodwill impairment) recorded under the 2005 Restructuring Plan.

                      KELLWOOD COMPANY AND SUBSIDIARIES
                      ---------------------------------
 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
 ----------------------------------------------------------------------------
                (Dollars in thousands, except per share data)

Summarized assets and liabilities of the Intimate Apparel and Kellwood New England operations are as follows:

                                               October 29,   October 30,     January 29,
                                                  2005          2004            2005
                                               -----------   -----------     -----------
Cash                                             $   557       $   271         $   383
Receivables                                       24,600        31,542          33,884
Inventories                                       11,882        27,985          36,063
Other current assets                                 461           895             451
                                                 -------       -------         -------
Current assets of
 discontinued operations                         $37,500       $60,693         $70,781
                                                 =======       =======         =======

Property, plant and equipment, net               $   359       $ 2,877         $ 2,698
Intangible assets, net                                 -         7,429           7,157
Goodwill                                               -         9,234           9,234
Other assets                                         130           290             292
                                                 -------       -------         -------
Long-term assets of
 discontinued operations                         $   489       $19,830         $19,381
                                                 =======       =======         =======

Accounts payable                                 $ 5,946       $10,418         $ 9,294
Accrued liabilities                                1,828         4,799           4,964
                                                 -------       -------         -------
Current liabilities of
 discontinued operations                         $ 7,774       $15,217         $14,258
                                                 =======       =======         =======

NOTE 5. BUSINESS COMBINATIONS. On February 3, 2004, the Company completed the acquisition of Phat Fashions, LLC and Phat Licensing, LLC (together referred to as Phat). Phat is a licensor of apparel for men, women and children, athletic shoes and accessories through the Phat Farm and Baby Phat brands. The Company acquired Phat to complement its existing portfolio of brands. The purchase price (including acquisition costs) for Phat was $141,934 in cash. Included in this amount was the exercise price for Phat's option to buy out the license from the menswear licensee for $25,000, which the Company exercised in February 2004. Additional cash purchase consideration will be due if Phat achieves certain specified financial performance targets for 2004 through 2010. This additional cash purchase consideration is calculated based on a formula applied to royalty revenue through 2010. The additional consideration for 2004 was $3,428, which was paid out during the second quarter of 2005 and was recorded as additional goodwill at January 29, 2005. The additional consideration for 2005 is estimated to be in the range of $1,500 to $2,500 and will be recorded as additional goodwill when payment is deemed probable.

In connection with the Company's acquisition of Briggs New York Corp. (Briggs) in 2003, additional cash purchase consideration will be due if Briggs achieves certain annual operating results for each of the four years after the acquisition (2003 through 2006). The additional cash purchase consideration for 2004 was $8,750, which was paid out during the first quarter of 2005 and was recorded as additional goodwill at January 29, 2005. The additional consideration for 2005 is estimated to be in the range of $3,000 to $5,000 and will be recorded as additional goodwill when payment is deemed probable.

                      KELLWOOD COMPANY AND SUBSIDIARIES
                      ---------------------------------
 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
 ----------------------------------------------------------------------------
                (Dollars in thousands, except per share data)

NOTE 6. INVENTORIES. Inventories of continuing operations consist of the following:

                                                October 29,      October 30,       January 29,
                                                   2005             2004              2005
                                                -----------      -----------       -----------
Inventories:
  Finished goods                                 $166,430         $204,154          $228,585
  Work in process                                  25,418           30,794            33,800
  Raw materials                                    24,754           39,079            33,154
                                                 --------         --------          --------
  Total inventories                              $216,602         $274,027          $295,539
                                                 ========         ========          ========
Net of obsolescence reserves of:                 $ 38,383         $ 31,350          $ 29,814
                                                 ========         ========          ========

The obsolescence reserves for businesses to be exited were provided in cost of goods sold as part of the 2005 Restructuring Plan. Of the total obsolescence reserves as of October 29, 2005, $15,808 relates to the 2005 Restructuring Plan.

NOTE 7. GOODWILL AND INTANGIBLE ASSETS. Changes in goodwill and intangible assets of continuing operations since the beginning of 2005 are as follows:

                                               Goodwill        Intangibles
                                               --------        -----------
Balance as of January 29, 2005                 $214,747         $184,800
Changes:
  Contingent purchase price                         639                -
  Impairment charges                            (20,045)         (13,793)
Amortization expense                                  -           (8,438)
                                               --------         --------
Balance as of October 29, 2005                 $195,341         $162,569
                                               ========         ========

In connection with the restructuring activities described in Note 3 and pursuant to the Company's policies for assessing impairment of goodwill and long-lived assets, $20,045 and $13,793 of goodwill and intangible assets, respectively, including trademarks and customer lists, were written off during the nine months ended October 29, 2005, related to reporting units to be exited that are included in continuing operations. The Company wrote off $9,234 and $6,494 of goodwill and intangible assets, respectively, including trademarks and customer lists, related to reporting units to be exited that are included in discontinued operations as of and for the nine months ended October 29, 2005. Total write offs of goodwill and intangible assets for the nine months ended October 29, 2005, were $29,279 and $20,287, respectively. These write-offs occurred in the second quarter of 2005.

Under SFAS No. 142, Goodwill and Other Intangible Assets, goodwill and other indefinite-lived intangible assets are no longer amortized but are reviewed for impairment at least annually and if a triggering event were to occur in an interim period. The Company's annual impairment testing is performed in the fourth quarter. In 2004, 2003 and 2002, no impairment was indicated. The 2005 Restructuring Plan was a triggering event that required impairment testing of certain reporting units' goodwill and intangible asset balances. The impairment resulting from the current test was due to current operating results and expectations regarding future results of the Company's dress business being well below the expectations reflected in the test performed in the fourth quarter of 2004. This business has experienced several years of significant sales decreases resulting from weakness in the retail market for dresses. Expectations reflected in prior period impairment tests were that these market decreases were ending. The reassessment of the Company's businesses performed as part of the 2005 Restructuring Plan during the second quarter of 2005 resulted in the conclusion that the negative trends were likely to continue into the future. The first step of the impairment testing showed that the book value of the dress business in the Women's Sportswear segment, which is not being exited, exceeded its fair value. The second step of the impairment testing showed that the identifiable intangible assets of this business (customer relationships and trademarks) had no fair value, and that the book value of the reporting unit's goodwill exceeded the implied fair value of that goodwill. This evaluation utilized discounted cash flow analyses and multiple analyses of the historical and updated forecasted operating results. As a result, impairment charges of $20,045 and $10,955 for goodwill and intangible assets, including trademarks and customer lists, respectively, of this reporting unit were recorded during the second quarter of 2005.

                      KELLWOOD COMPANY AND SUBSIDIARIES
                      ---------------------------------
 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
 ----------------------------------------------------------------------------
                (Dollars in thousands, except per share data)

NOTE 8. DEBT. On October 20, 2004, the Company executed a $400,000 five-year unsecured, syndicated credit facility (the Credit Agreement). The Credit Agreement can be used for borrowings and/or letters of credit. Borrowings under the Credit Agreement bore interest at LIBOR plus a spread ranging from ..60% to 1.25% with such spread depending on the Company's consolidated leverage ratio. The Credit Agreement contained certain customary covenants, which, among other things, restricted the Company's ability to incur indebtedness, grant liens, make investments and acquisitions and sell assets. The financial covenants of the Credit Agreement included requirements that the Company satisfy an interest coverage ratio, a leverage ratio and a net worth maintenance covenant.

On September 1, 2005, the Credit Agreement was amended to accommodate the impact of the 2005 Restructuring Plan. The amendments to the Credit Agreement changed the interest rate spread to LIBOR plus .60% to 1.45%, depending on the Company's consolidated leverage ratio. In addition, provisions were added to include a borrowing base calculation, and the financial covenants were updated. The updated financial covenants include the exclusion of the charges related to the 2005 Restructuring Plan, a lowered pretax interest coverage threshold and modification of the consolidated leverage ratio. It is not expected that any of these provisions will restrict the Company from normal operations. The Company was in compliance with the amended covenants at the end of the third quarter. The restatement, as discussed in Note 2, is not expected to impact compliance with the Company's financial covenants.

At October 29, 2005, there were no borrowings outstanding under the Credit Agreement. Letters of credit outstanding under the agreement were $20,176. Outside of this agreement, the Company has $6,589 in outstanding letters of credit used by its foreign subsidiaries.

During 2004, the Company privately placed $200,000 of 3.50% Convertible Senior Debentures due 2034. The debentures accrue interest at an annual rate of 3.50%, payable semi-annually until June 15, 2011. After June 15, 2011, interest will not be paid, but instead the recorded value of the bonds will increase until maturity. At maturity, the holder will receive the accreted principal amount, which will be equal to the original principal amount of one thousand dollars per debenture plus the accreted interest.

NOTE 9. STOCK REPURCHASE PROGRAM. In July 2005, the Company announced a stock repurchase program (Stock Repurchase Program). The Board of Directors authorized the Company to repurchase, at the Company's discretion, up to ten percent of the outstanding shares of its common stock through open market or privately negotiated transactions. The Board of Directors has approved the investment of up to $75 million for this purpose. During the third quarter of 2005, the Company repurchased 2,218,200 shares at an average price of $24.99 per share, totaling $55,433. Payments made under the Stock Repurchase Program are recorded in Treasury Stock on the Condensed Consolidated Balance Sheet.

NOTE 10. COMPREHENSIVE INCOME (LOSS). Differences between net earnings (loss) and total comprehensive income (loss) resulted from foreign currency translation and unrecognized impacts of derivative instruments as follows:

                                                        Three months ended                  Nine months ended
                                                   ------------------------------     ------------------------------
                                                   October 29,       October 30,      October 29,       October 30,
                                                      2005              2004             2005              2004
                                                   -----------      -------------     -----------      -------------
Net earnings (loss)                                 $16,188           $25,220          $(50,925)         $59,275

Other comprehensive income (loss):
  Currency translation adjustment                       351               631               805             (115)
  Unrecognized (loss) gain on derivatives              (132)             (188)              281               32
                                                    -------           -------          --------          -------
  Total comprehensive income (loss)                 $16,407           $25,633          $(49,839)         $59,192
                                                    =======           =======          ========          =======

NOTE 11. STOCK OPTION PLANS. On March 10, 2005, the Company granted stock options to certain officers and other key employees for 491,250 shares of common stock at an exercise price of $29.18, which was equal to the market value of the shares on the grant date.

                      KELLWOOD COMPANY AND SUBSIDIARIES
                      ---------------------------------
 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
 ----------------------------------------------------------------------------
                (Dollars in thousands, except per share data)

The Company accounts for the stock-based employee compensation plans under the recognition and measurement principles of Accounting Principles Board
(APB) Opinion 25, Accounting for Stock Issued to Employees, and related interpretations. The Company has adopted the disclosure-only provisions of SFAS No. 123, Accounting for Stock-Based Compensation, as amended by SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The following table illustrates the effect on net earnings (loss) and earnings (loss) per share if the Company had applied the fair value recognition provisions of SFAS No. 123.

                                                        Three months ended                  Nine months ended
                                                   ------------------------------     ------------------------------
                                                   October 29,       October 30,      October 29,       October 30,
                                                      2005              2004             2005              2004
                                                   -----------      -------------     -----------      -------------
Net earnings (loss) from continuing operations,
 as reported                                         $14,962           $26,216          $ (7,798)         $62,605
Stock-based employee compensation expense
 determined under fair value-based method
 for all stock option awards, net of tax effect         (719)             (873)           (6,685)          (2,619)
                                                     -------         ---------         ---------          -------

Pro-forma net earnings (loss) from
 continuing operations                               $14,243           $25,343          $(14,483)         $59,986
                                                     =======           =======          ========          =======

Earnings (loss) per share from continuing
 operations:
  Basic, as reported                                 $  0.56           $  0.95          $  (0.28)         $  2.28
  Basic, pro-forma                                   $  0.53           $  0.92          $  (0.53)         $  2.19
  Diluted, as reported                               $  0.56           $  0.93          $  (0.28)         $  2.23
  Diluted, pro-forma                                 $  0.53           $  0.90          $  (0.53)         $  2.14

On March 10, 2005, the Company's Board of Directors approved an acceleration of the exercisability of all unvested portions of outstanding stock options granted to employees and executive officers on March 4, 2004, pursuant to the Kellwood Company 1995 Omnibus Incentive Stock Plan. These options had an exercise price significantly in excess of the stock price (were underwater), and were not fully achieving the original objective of incentive compensation. The acceleration eliminates future compensation expense the Company would otherwise recognize in its statement of operations with respect to these options once SFAS No. 123 (Revised 2004), Share-Based Payment (SFAS No. 123R) becomes effective in 2006. Due to the significant difference between the current stock price and the option exercise price, it is unlikely that the expense otherwise required would accurately reflect compensation received.

There were approximately 455,000 unvested options, having an exercise price of $42.37 per share, subject to this acceleration (approximately 100,000 of these options are held by the executive officers). Pro-forma compensation expense shown above for the nine months ended October 29, 2005 includes $4.2 million after tax ($6.2 million before tax) related to the acceleration of these options. See Note 15 for additional discussion of SFAS No. 123R.

NOTE 12. INCOME TAXES. The provision (benefit) for income taxes for continuing operations consists of the following amounts for the three and nine month periods ended October 29, 2005 and October 30, 2004:

                                                        Three months ended                  Nine months ended
                                                   ------------------------------     ------------------------------
                                                   October 29,       October 30,      October 29,       October 30,
                                                      2005              2004             2005              2004
                                                   -----------      -------------     -----------      -------------
Provision (benefit) on pretax earnings (loss)        $7,119            $13,441         $ (7,409)         $32,304
Effect of repatriation of foreign earnings                -                  -          (13,000)               -
                                                     ------            -------         --------          -------
Total income tax provision (benefit)                 $7,119            $13,441         $(20,409)         $32,304
                                                     ======            =======         ========          =======

                      KELLWOOD COMPANY AND SUBSIDIARIES
                      ---------------------------------
 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
 ----------------------------------------------------------------------------
                (Dollars in thousands, except per share data)

In October 2004, the American Jobs Creation Act of 2004 (the Act) was signed into law. The Act provides a special one-time deduction of 85% of foreign earnings that are repatriated under a domestic reinvestment plan, as defined therein. During the second quarter of 2005, the Company adopted a formal domestic reinvestment plan to repatriate approximately $150.0 million of foreign earnings. This repatriation resulted in a one-time tax benefit of $13.0 million recorded during the second quarter of 2005 due to the reversal of $23.0 million of previously provided taxes on foreign earnings, which will not be incurred under the new regulations, offset by $10.0 million of taxes provided on earnings to be repatriated. In the first phase of repatriation, the Company's foreign subsidiaries paid dividends of $90.0 million to the Company during the third quarter of 2005. The remaining dividends are planned to be paid in the fourth quarter.

The Company's effective tax rate on pretax earnings, excluding charges associated with the 2005 Restructuring Plan and the $13,000 effect of the repatriation described above, was lowered in 2005 (32.0% in 2005 versus 34.3% in 2004) as the Company is expected to benefit from the repatriation of this year's foreign earnings under the Act. The Company's expectation is that future foreign earnings will be permanently invested offshore for the foreseeable future, and no taxes will be provided on these foreign earnings. The benefit of the lower tax rate could change in the future if the composition of domestic and foreign earnings changes significantly.

The Company's effective tax benefit rate on all charges associated with the 2005 Restructuring Plan was 30.0%. This effective rate is less than the U.S. statutory rate of 35.0% primarily due to the non-deductibility of certain costs (goodwill impairment) recorded under the 2005 Restructuring Plan.

The Company's overall effective tax provision (benefit) rate for the three and nine month periods ended October 29, 2005 was 32.2% and (72.4%), respectively. These rates are different than the U.S. statutory rate of 35.0% due primarily to the repatriation benefit described above.

NOTE 13. EARNINGS (LOSS) PER SHARE. The following is a reconciliation between basic and diluted earnings (loss) per share:

                                                          Three months ended                  Nine months ended
                                                     ------------------------------     ------------------------------
                                                     October 29,       October 30,      October 29,       October 30,
                                                        2005              2004             2005              2004
                                                     -----------      -------------     -----------      -------------
Numerators:
  Net earnings (loss) from continuing operations       $14,962           $26,216         $ (7,798)         $62,605
  Net earnings (loss) from discontinued operations       1,226              (996)         (43,127)          (3,330)
                                                       -------           -------         --------          -------
  Net earnings                                         $16,188           $25,220         $(50,925)         $59,275
                                                       =======           =======         ========          =======

Denominators (000's):
  Average shares outstanding - Basic                    26,739            27,669           27,434           27,446

  Impact of stock options                                   60               465                -              592
                                                       -------           -------         --------          -------

  Average shares outstanding - Diluted                  26,799            28,134           27,434           28,038
                                                       =======           =======         ========          =======

Earnings (loss) per share:
  Basic:
    Continuing operations                              $  0.56           $  0.95         $  (0.28)         $  2.28
    Discontinued operations                               0.05             (0.04)           (1.57)           (0.12)
                                                       -------           -------         --------          -------
    Earnings (loss) per share                          $  0.61           $  0.91         $  (1.86)         $  2.16
                                                       =======           =======         ========          =======

  Diluted:
    Continuing operations                              $  0.56           $  0.93         $  (0.28)         $  2.23
    Discontinued operations                               0.05             (0.04)           (1.57)           (0.12)
                                                       -------           -------         --------          -------
    Earnings (loss) per share                          $  0.60           $  0.90         $  (1.86)         $  2.11
                                                       =======           =======         ========          =======

The calculation of diluted earnings per share for the nine month period ended October 29, 2005, excludes the impact of stock options of 125,000 because to include them would have been antidilutive.

                      KELLWOOD COMPANY AND SUBSIDIARIES
                      ---------------------------------
 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
 ----------------------------------------------------------------------------
                (Dollars in thousands, except per share data)

NOTE 14. REPORTABLE SEGMENTS. The Company and its subsidiaries are principally engaged in the apparel and related soft goods industries. The Company's operations are managed in a number of business units that are organized around individual product lines and brands. These business units are aggregated into three major consumer market product groupings along with General Corporate, which represent the Company's reportable segments. These segments are:

    o WOMEN'S SPORTSWEAR designs, merchandises and sells women's sportswear sold through leading retailers in all channels of distribution. The product line includes blazers, dresses, sweaters, blouses, vests, other tops, skirts, pants and skorts. The business is primarily branded goods sold at the popular-to-moderate price points, but the segment does include some better-to-bridge lines - upper price point women's sportswear sold principally to small specialty stores, department stores and catalog houses. A partial list of such brands are Sag Harbor(R), Koret(R), Dorby(TM), My Michelle(R) and Briggs New York(R). Calvin Klein(R), XOXO(R), IZOD(R), Liz Claiborne(R) Dresses and Suits and David Meister(TM) are produced under licensing agreements.

    o MEN'S SPORTSWEAR designs, manufactures and sells men's woven and knit shirts, pants and jeans sold to leading department stores, catalog houses and national chains. The business is primarily private label but also includes a number of branded programs such as Slates(R) business casual shirts, sweaters and tops, Nautica(R), Claiborne(R) and Dockers(R) dress shirts and Phat Farm(R) and Def Jam University(TM) sportswear.

    o OTHER SOFT GOODS designs, merchandises and sells infant apparel and recreation products (tents, sleeping bags, backpacks and related products). The business is primarily branded goods including Kelty(R) and Sierra Design(R) for recreation products and Gerber(R) for infant apparel.

    o GENERAL CORPORATE includes general and administrative expenses at the corporate level that are not allocated to the above segments.

Management evaluates the performance of its operating segments separately to individually monitor the different factors affecting financial performance. Segment earnings (loss) for the three major consumer market product segments includes substantially all of the segment's costs of production, distribution and administration.

Segment net assets measures net working capital, net fixed assets and other noncurrent assets and liabilities of each segment. Goodwill, net intangibles, debt, cash and certain corporate assets, including capitalized software, are accounted for at the corporate level and as a result are included in the General Corporate segment net assets. Amortization of intangibles is accounted for at the corporate level and is not allocated to the segments. Capital expenditures exclude the cost of long-lived assets included in acquisitions accounted for under purchase accounting.

                      KELLWOOD COMPANY AND SUBSIDIARIES
                      ---------------------------------
 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
 ----------------------------------------------------------------------------
                (Dollars in thousands, except per share data)

Sales, segment earnings (loss) and net assets for continuing operations by segment for the three and nine month periods ended October 29, 2005 and October 30, 2004 are as follows:

                                                          Three months ended                  Nine months ended
                                                     ------------------------------     ------------------------------
                                                     October 29,       October 30,      October 29,       October 30,
                                                        2005              2004             2005              2004
                                                     -----------      -------------     -----------      -------------
Net sales:
    Women's Sportswear                                $351,256          $400,370        $  992,413        $1,133,522
    Men's Sportswear                                   165,004           203,758           479,901           467,668
    Other Soft Goods                                    71,200            66,879           241,600           231,360
                                                      --------          --------        ----------        ----------
    Net sales                                         $587,460          $671,007        $1,713,914        $1,832,550
                                                      ========          ========        ==========        ==========

Segment earnings (loss):
    Women's Sportswear                                $ 19,458          $ 29,066        $   42,404        $   87,000
    Men's Sportswear                                    23,150            20,638            25,188            44,980
    Other Soft Goods                                     6,430             7,715            22,788            23,059
    General Corporate                                  (10,293)           (9,502)          (33,059)          (33,277)
                                                      --------          --------        ----------        ----------
    Total segments                                      38,745            47,917            57,321           121,762

Amortization of intangible assets                        2,572             2,862             8,438             9,251
Impairment, restructuring and
 related non-recurring charges                           8,669                 -            59,630                 -
Interest expense, net                                    5,831             6,431            18,376            19,472
Other (income) and expense, net                           (408)           (1,033)             (916)           (1,870)
                                                      --------          --------        ----------        ----------
Earnings (loss) before income taxes                   $ 22,081          $ 39,657        $  (28,207)       $   94,909
                                                      ========          ========        ==========        ==========

Net assets at quarter-end:
  Women's Sportswear                                  $242,299          $285,326
  Men's Sportswear                                     189,050           222,594
  Other Soft Goods                                      49,289            54,796
  General Corporate                                     88,249            82,260
                                                      --------          --------
  Continuing Operations                                568,887           644,976
  Discontinued Operations                               30,215            65,306
                                                      --------          --------
  Kellwood total                                      $599,102          $710,282
                                                      ========          ========

NOTE 15. NEW ACCOUNTING STANDARDS. In December 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 123R. SFAS No. 123R sets accounting requirements for "share-based" compensation to employees, requires companies to recognize in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees and disallows the use of the intrinsic value method of accounting for stock compensation. This statement was to be effective for all interim and annual reporting periods beginning after June 15, 2005; however, the Securities and Exchange Commission (SEC) adopted a rule that amends the effective date for SFAS No. 123R for public companies. The SEC's new rule allows public companies to implement SFAS No. 123R at the beginning of their next fiscal year, instead of the next reporting period that begins after June 15, 2005. The company will adopt SFAS No. 123R using the modified prospective transition method, which will require the recording of stock option expense in the statement of operations beginning on January 29, 2006, the first day of the first quarter of 2006. The Company expects that stock option expense will approximate $3.0 million and $1.0 million (both amounts after tax) in 2006 and 2007, respectively. The Company currently accounts for stock-based compensation under APB Opinion 25, Accounting for Stock Issued to Employees, and related interpretations, and has adopted the disclosure-only provisions of SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure.

                      KELLWOOD COMPANY AND SUBSIDIARIES
                      ---------------------------------
 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
 ----------------------------------------------------------------------------
                (Dollars in thousands, except per share data)

Under APB Opinion 25, the Company has recognized the pro-forma expense for stock options over the stated vesting period. For employees who are eligible for retirement, SFAS No. 123R requires recognition of compensation expense from the date of grant through the date an employee first becomes eligible to retire. Upon adoption of SFAS No. 123R on January 29, 2006, the Company will recognize the remaining unamortized cost of stock options granted to employees who are eligible to retire. This will result in the acceleration of $1.5 million (after tax) of compensation expense into the first quarter of 2006 from the second, third and fourth quarters of 2006 and from 2007. The $1.5 million of accelerated expense is included in the $3.0 million of expense for 2006 set forth in the prior paragraph.

In November 2004, the FASB issued SFAS No. 151, Inventory Costs, an amendment of ARB No. 43, Chapter 4, (SFAS No. 151). SFAS No. 151 clarifies that abnormal amounts of idle facility expense, freight, handling costs and spoilage should be recognized as current-period charges and requires the allocation of fixed production overheads to inventory based on the normal capacity of the production facilities. SFAS No. 151 is effective for fiscal years beginning after June 15, 2005. The Company does not expect the adoption of SFAS No. 151 to have a material impact on its consolidated financial position or results of operations.

                      KELLWOOD COMPANY AND SUBSIDIARIES
                      ---------------------------------
 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
 ----------------------------------------------------------------------------
                (Dollars in thousands, except per share data)

NOTE 16. CONDENSED CONSOLIDATING FINANCIAL INFORMATION. On March 15, 2005, certain of the Company's subsidiaries became guarantors of the Company's public debt. Each subsidiary guarantor is wholly owned by the Company and organized in the United States. All guarantees are full and unconditional. Non-guarantors primarily consist of subsidiaries of the Company, which are organized outside the United States. The following condensed consolidating balance sheets, statements of operations and statements of cash flows have been prepared using the equity method of accounting in accordance with the requirements for presentation of such information.

CONDENSED CONSOLIDATING BALANCE SHEET
OCTOBER 29, 2005

                                          Kellwood
                                          Company      Subsidiary       Subsidiary      Consolidating  Consolidated
                                          (Parent)     Guarantors     Non-Guarantors     Adjustments       Total
                                        -----------    ----------     --------------    -------------  ------------
ASSETS
Current assets:
  Cash and cash equivalents             $   219,332    $      459        $ 41,595        $         -    $  261,386
  Receivables, net                           69,131       273,368          18,256                  -       360,755
  Inventories                                93,589        74,079          48,934                  -       216,602
  Current deferred taxes and
   prepaid expenses                          56,185         1,433           4,340                  -        61,958
  Current assets of
   discontinued operations                   36,231             -           1,269                  -        37,500
                                        -----------    ----------        --------        -----------    ----------
    Total current assets                    474,468       349,339         114,394                  -       938,201
Property, plant and equipment, net           35,784        12,023          31,508                  -        79,315
Intercompany (payable) receivable        (1,011,225)      989,927          21,298                  -             -
Intangible assets, net                        2,638       159,931               -                  -       162,569
Goodwill                                      5,344       189,997               -                  -       195,341
Investments in subsidiaries               1,308,862           890               -         (1,309,752)            -
Other assets                                 20,473         2,591           4,676                  -        27,740
Long-term assets of
 discontinued operations                        355             -             134                  -           489
                                        -----------    ----------        --------        -----------    ----------
Total assets                            $   836,699    $1,704,698        $172,010        $(1,309,752)   $1,403,655
                                        ===========    ==========        ========        ===========    ==========

LIABILITIES AND SHAREOWNERS' EQUITY
Current liabilities:
  Accounts payable                      $    77,200    $   50,257        $ 27,576        $         -    $  155,033
  Other accrued expenses                     53,652        26,674          21,100                  -       101,426
  Current liabilities of
   discontinued operations                    6,884             -             890                  -         7,774
                                        -----------    ----------        --------        -----------    ----------
    Total current liabilities               137,736        76,931          49,566                  -       264,233
Long-term debt                              469,768             -               -                  -       469,768
Deferred income taxes and other              57,213        13,220             119                  -        70,552
Shareowners' equity                         171,982     1,614,547         122,325         (1,309,752)      599,102
                                        -----------    ----------        --------        -----------    ----------
Total liabilities and
 shareowners' equity                    $   836,699    $1,704,698        $172,010        $(1,309,752)   $1,403,655
                                        ===========    ==========        ========        ===========    ==========

                                          KELLWOOD COMPANY AND SUBSIDIARIES
                                          ---------------------------------
                    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
                    ----------------------------------------------------------------------------
                                   (Dollars in thousands, except per share data)

CONDENSED CONSOLIDATING BALANCE SHEET
OCTOBER 30, 2004

                                          Kellwood
                                          Company      Subsidiary       Subsidiary      Consolidating  Consolidated
                                          (Parent)     Guarantors     Non-Guarantors     Adjustments      Total
                                        -----------    ----------     --------------    -------------  ------------
ASSETS
Current assets:
  Cash and cash equivalents             $   182,635    $    3,887        $ 22,121        $         -    $  208,643
  Receivables, net                           96,655       287,857          27,736                  -       412,248
  Inventories                               132,466        78,459          63,102                  -       274,027
  Current deferred taxes and
   prepaid expenses                          59,085         2,431           4,394                  -        65,910
  Current assets of
   discontinued operations                   58,446             -           2,247                  -        60,693
                                        -----------    ----------        --------        -----------    ----------
    Total current assets                    529,287       372,634         119,600                  -     1,021,521
Property, plant and equipment, net           49,157        13,449          29,150                  -        91,756
Intercompany (payable) receivable          (918,628)      835,244          83,384                  -             -
Intangible assets, net                        5,282       182,661               4                  -       187,947
Goodwill                                      5,344       197,833               -                  -       203,177
Investments in subsidiaries               1,225,760         1,057               -         (1,226,817)            -
Other assets                                 30,642         2,744           4,137                  -        37,523
Long-term assets of
 discontinued operations                      7,614        11,657             559                  -        19,830
                                        -----------    ----------        --------        -----------    ----------
Total assets                            $   934,458    $1,617,279        $236,834        $(1,226,817)   $1,561,754
                                        ===========    ==========        ========        ===========    ==========

LIABILITIES AND SHAREOWNERS' EQUITY
Current liabilities:
  Accounts payable                      $    99,578    $   52,120        $ 32,073        $         -    $  183,771
  Other accrued expenses                     59,914        22,406          20,122                  -       102,442
  Current liabilities of
   discontinued operations                   13,777             -           1,440                  -        15,217
                                        -----------    ----------        --------        -----------    ----------
    Total current liabilities               173,269        74,526          53,635                  -       301,430
Long-term debt                              469,615            43               -                  -       469,658
Deferred income taxes and other              64,140        14,674           1,570                  -        80,384
Shareowners' equity                         227,434     1,528,036         181,629         (1,226,817)      710,282
                                        -----------    ----------        --------        -----------    ----------
Total liabilities and
 shareowners' equity                    $   934,458    $1,617,279        $236,834        $(1,226,817)   $1,561,754
                                        ===========    ==========        ========        ===========    ==========

                                          KELLWOOD COMPANY AND SUBSIDIARIES
                                          ---------------------------------
                    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
                    ----------------------------------------------------------------------------
                                   (Dollars in thousands, except per share data)

CONDENSED CONSOLIDATING BALANCE SHEET
JANUARY 29, 2005

                                          Kellwood
                                          Company      Subsidiary       Subsidiary      Consolidating  Consolidated
                                          (Parent)     Guarantors     Non-Guarantors     Adjustments      Total
                                         ----------    ----------     --------------    -------------  ------------
ASSETS
Current assets:
 Cash and cash equivalents               $  226,689    $    3,278        $ 31,044        $         -    $  261,011
 Receivables, net                            51,509       274,890          21,414                  -       347,813
 Inventories                                148,048        80,552          66,939                  -       295,539
 Current deferred taxes and
  prepaid expenses                           46,948         3,525           4,297                  -        54,770
 Current assets of
  discontinued operations                    68,040             -           2,741                  -        70,781
                                         ----------    ----------        --------        -----------    ----------
   Total current assets                     541,234       362,245         126,435                  -     1,029,914
Property, plant and equipment, net           48,666        14,045          30,397                  -        93,108
Intercompany (payable) receivable          (940,581)      859,671          80,910                  -             -
Intangible assets, net                        6,113       178,687               -                  -       184,800
Goodwill                                      5,344       209,403               -                  -       214,747
Investments in subsidiaries               1,542,501         3,093               -         (1,545,594)            -
Other assets                                 27,920         2,828           5,604                  -        36,352
Long-term assets of
 discontinued operations                      7,272        11,598             511                  -        19,381
                                         ----------    ----------        --------        -----------    ----------
Total assets                             $1,238,469    $1,641,570        $243,857        $(1,545,594)   $1,578,302
                                         ==========    ==========        ========        ===========    ==========

LIABILITIES AND SHAREOWNERS' EQUITY
Current liabilities:
  Accounts payable                       $   95,970    $   50,952        $ 27,540        $         -    $  174,462
  Other accrued expenses                     67,274        34,680          23,000                  -       124,954
  Current liabilities of
   discontinued operations                   12,987             -           1,271                  -        14,258
                                         ----------    ----------        --------        -----------    ----------
    Total current liabilities               176,231        85,632          51,811                  -       313,674
Long-term debt                              469,652             5               -                  -       469,657
Deferred income taxes and other              67,455        13,842             151                  -        81,448
Shareowners' equity                         525,131     1,542,091         191,895         (1,545,594)      713,523
                                         ----------    ----------        --------        -----------    ----------
Total liabilities and
 shareowners' equity                     $1,238,469    $1,641,570        $243,857        $(1,545,594)   $1,578,302
                                         ==========    ==========        ========        ===========    ==========

                                          KELLWOOD COMPANY AND SUBSIDIARIES
                                          ---------------------------------
                    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
                    ----------------------------------------------------------------------------
                                   (Dollars in thousands, except per share data)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED OCTOBER 29, 2005

                                         Kellwood
                                         Company       Subsidiary       Subsidiary      Consolidating  Consolidated
                                         (Parent)      Guarantors     Non-Guarantors     Adjustments      Total
                                        ---------      ----------     --------------    -------------  ------------
Net sales                                $324,898       $217,197         $124,337         $(78,972)      $587,460
Costs and expenses:
  Cost of products sold                   270,791        161,925          107,003          (78,571)       461,148
  SG&A                                     44,834         33,306            9,828             (401)        87,567
  Amortization of intangible assets            82          2,490                -                -          2,572
  Impairment, restructuring and
   related non-recurring charges            4,815          3,045              809                -          8,669
  Interest expense, net                     6,391            (17)            (543)               -          5,831
  Intercompany interest expense, net        2,757         (2,757)               -                -              -
  Other (income) and expense, net             167            (99)            (476)               -           (408)
  Intercompany other (income)/
   expense, net                            10,544        (10,544)               -                -              -
                                         --------       --------         --------         --------       --------
(Loss) earnings before income taxes       (15,483)        29,848            7,716                -         22,081
Income tax (benefit) provision             (5,626)        11,036            1,709                -          7,119
Equity in earnings of subsidiaries         24,818            168                -          (24,986)             -
                                         --------       --------         --------         --------       --------
Net earnings (loss) from
 continuing operations                     14,961         18,980            6,007          (24,986)        14,962
Net earnings (loss) from
 discontinued operations                    1,772              -             (546)               -          1,226
                                         --------       --------         --------         --------       --------
Net earnings (loss)                      $ 16,733       $ 18,980         $  5,461         $(24,986)      $ 16,188
                                         ========       ========         ========         ========       ========


CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED OCTOBER 30, 2004

                                         Kellwood
                                         Company       Subsidiary       Subsidiary      Consolidating  Consolidated
                                         (Parent)      Guarantors     Non-Guarantors     Adjustments      Total
                                        ----------     ----------     --------------    -------------  ------------
Net sales                                $388,718       $236,678         $164,086         $(118,475)     $671,007
Costs and expenses:
  Cost of products sold                   324,232        181,777          146,143          (117,517)      534,635
  SG&A                                     44,286         33,282           11,845              (958)       88,455
  Amortization of intangible assets           248          2,604               10                 -         2,862
  Interest expense, net                     6,478           (233)             186                 -         6,431
  Intercompany interest expense, net          901           (901)               -                 -             -
  Other (income) and expense, net            (321)           129             (841)                -        (1,033)
  Intercompany other (income)/
   expense, net                            14,054        (14,054)               -                 -             -
                                         --------       --------         --------         ---------      --------
(Loss) earnings before income taxes        (1,160)        34,074            6,743                 -        39,657
Income tax (benefit) provision               (433)        12,759            1,115                 -        13,441
Equity in earnings of subsidiaries         26,944           (269)               -           (26,675)            -
                                         --------       --------         --------         ---------      --------
Net earnings (loss) from
 continuing operations                     26,217         21,046            5,628           (26,675)       26,216
Net (loss) from
 discontinued operations                     (555)           (39)            (402)                -          (996)
                                         --------       --------         --------         ---------      --------
Net earnings (loss)                      $ 25,662       $ 21,007         $  5,226         $ (26,675)     $ 25,220
                                         ========       ========         ========         =========      ========

                                          KELLWOOD COMPANY AND SUBSIDIARIES
                                          ---------------------------------
                    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
                    ----------------------------------------------------------------------------
                                   (Dollars in thousands, except per share data)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
NINE MONTHS ENDED OCTOBER 29, 2005

                                         Kellwood
                                         Company       Subsidiary       Subsidiary      Consolidating  Consolidated
                                         (Parent)      Guarantors     Non-Guarantors     Adjustments      Total
                                        ---------      ----------     --------------    -------------  ------------
Net sales                               $ 929,500       $650,057         $422,479         $(288,122)    $1,713,914
Costs and expenses:
  Cost of products sold                   805,738        497,910          368,279          (286,692)     1,385,235
  SG&A                                    140,910        101,517           30,361            (1,430)       271,358
  Amortization of intangible assets           547          7,891                -                 -          8,438
  Impairment, restructuring and
   related non-recurring charges           53,834          4,904              892                 -         59,630
  Interest expense, net                    19,663           (103)          (1,184)                -         18,376
  Intercompany interest expense, net        5,772         (5,772)               -                 -              -
  Other (income) and expense, net              60            (69)            (907)                -           (916)
  Intercompany other (income)/
   expense, net                            31,143        (31,143)               -                 -              -
                                        ---------       --------         --------         ---------     ----------
(Loss) earnings before income taxes      (128,167)        74,922           25,038                 -        (28,207)
Income tax (benefit) provision            (20,433)        (4,308)           4,332                 -        (20,409)
Equity in earnings of subsidiaries         99,937          1,160                -          (101,097)             -
                                        ---------       --------         --------         ---------     ----------
Net (loss) earnings from
 continuing operations                     (7,797)        80,390           20,706          (101,097)        (7,798)
Net (loss) from
 discontinued operations                  (42,467)           (81)            (579)                -        (43,127)
                                        ---------       --------         --------         ---------     ----------
Net (loss) earnings                     $ (50,264)      $ 80,309         $ 20,127         $(101,097)    $  (50,925)
                                        =========       ========         ========         =========     ==========


CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
NINE MONTHS ENDED OCTOBER 30, 2004

                                         Kellwood
                                         Company       Subsidiary       Subsidiary      Consolidating  Consolidated
                                         (Parent)      Guarantors     Non-Guarantors     Adjustments      Total
                                        ----------     ----------     --------------    -------------  ------------
Net sales                                $967,694       $734,404         $422,227         $(291,775)    $1,832,550
Costs and expenses:
  Cost of products sold                   794,261        560,460          371,454          (290,817)     1,435,358
  SG&A                                    137,547        105,295           33,546              (958)       275,430
  Amortization of intangible assets           765          8,452               34                 -          9,251
  Interest expense, net                    19,635           (820)             657                 -         19,472
  Intercompany interest expense, net        2,439         (2,439)               -                 -              -
  Other (income) and expense, net            (220)            93           (1,743)                -         (1,870)
  Intercompany other (income)/
   expense, net                            37,718        (37,718)               -                 -              -
                                         --------       --------         --------         ---------     ----------
(Loss) earnings before income taxes       (24,451)       101,081           18,279                 -         94,909
Income tax (benefit) provision             (9,029)        37,329            4,004                 -         32,304
Equity in earnings of subsidiaries         78,028            123                -           (78,151)             -
                                         --------       --------         --------         ---------     ----------
Net earnings (loss) from
 continuing operations                     62,606         63,875           14,275           (78,151)        62,605
Net (loss) from
 discontinued operations                   (2,720)          (117)            (493)                -         (3,330)
                                         --------       --------         --------         ---------     ----------
Net earnings (loss)                      $ 59,886       $ 63,758         $ 13,782         $ (78,151)    $   59,275
                                         ========       ========         ========         =========     ==========

                                          KELLWOOD COMPANY AND SUBSIDIARIES
                                          ---------------------------------
                    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
                    ----------------------------------------------------------------------------
                                   (Dollars in thousands, except per share data)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
NINE MONTHS ENDED OCTOBER 29, 2005

                                         Kellwood
                                         Company       Subsidiary       Subsidiary      Consolidating  Consolidated
                                         (Parent)      Guarantors     Non-Guarantors     Adjustments      Total
                                        ---------      ----------     --------------    -------------  ------------
NET CASH PROVIDED BY
 (USED IN) OPERATING ACTIVITIES          $ 71,993       $ 86,068         $ 46,373         $(118,257)      $ 86,177
                                         --------       --------         --------         ---------       --------

INVESTING ACTIVITIES:
Additions to property, plant and
 equipment                                 (6,039)        (1,843)          (6,905)                -        (14,787)
Acquisitions, net of cash acquired        (12,178)             -                -                 -        (12,178)
Subordinated note receivable                2,063              -                -                 -          2,063
Dispositions of fixed assets                1,466            825            1,471                 -          3,762
                                         --------       --------         --------         ---------       --------
Net cash (used in)
 investing activities                     (14,688)        (1,018)          (5,434)                -        (21,140)
                                         --------       --------         --------         ---------       --------

FINANCING ACTIVITIES:
Dividends paid                            (13,260)             -                -                 -        (13,260)
Stock purchases under Stock
 Repurchase Program                       (55,430)             -                -                 -        (55,430)
Stock transactions under
 incentive plans                            4,028              -                -                 -          4,028
Intercompany dividends                          -        (87,869)         (30,388)          118,257              -
                                         --------       --------         --------         ---------       --------
Net cash (used in) provided by
 financing activities                     (64,662)       (87,869)         (30,388)          118,257        (64,662)
                                         --------       --------         --------         ---------       --------

Net change in cash and cash
 equivalents                               (7,357)        (2,819)          10,551                 -            375
Cash and cash equivalents, beginning
 of period                                226,689          3,278           31,044                 -        261,011
                                         --------       --------         --------         ---------       --------
Cash and cash equivalents, end
 of period                               $219,332       $    459         $ 41,595         $       -       $261,386
                                         ========       ========         ========         =========       ========

                                          KELLWOOD COMPANY AND SUBSIDIARIES
                                          ---------------------------------
                    NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)
                    ----------------------------------------------------------------------------
                                   (Dollars in thousands, except per share data)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
NINE MONTHS ENDED OCTOBER 30, 2004

                                         Kellwood
                                         Company       Subsidiary       Subsidiary      Consolidating  Consolidated
                                         (Parent)      Guarantors     Non-Guarantors     Adjustments      Total
                                        ---------      ----------     --------------    -------------  ------------
NET CASH PROVIDED BY
 (USED IN) OPERATING ACTIVITIES         $   1,867       $ 66,711         $   (837)        $(69,515)     $  (1,774)
                                        ---------       --------         --------         --------      ---------

INVESTING ACTIVITIES:
Additions to property, plant and
 equipment                                (11,104)        (2,168)          (6,631)               -        (19,903)
Acquisitions, net of cash acquired       (144,722)             -                -                -       (144,722)
Subordinated note receivable                1,375              -                -                -          1,375
Dispositions of fixed assets                  112              5              109                -            226
                                        ---------       --------         --------         --------      ---------
Net cash (used in)
 investing activities                    (154,339)        (2,163)          (6,522)               -       (163,024)
                                        ---------       --------         --------         --------      ---------

FINANCING ACTIVITIES:
Borrowings of long-term debt,
 net of financing costs                   195,131              -                -                -        195,131
Repayments of long-term debt               (4,448)             -                -                -         (4,448)
Dividends paid                            (13,185)             -                -                -        (13,185)
Stock transactions under
 incentive plans                           17,265              -                -                -         17,265
Intercompany dividends                          -        (62,308)          (7,207)          69,515              -
                                        ---------       --------         --------         --------      ---------
Net cash provided by
 (used in) financing activities           194,763        (62,308)          (7,207)          69,515        194,763
                                        ---------       --------         --------         --------      ---------

Net change in cash and cash
 equivalents                               42,291          2,240          (14,566)               -         29,965
Cash and cash equivalents, beginning
 of period                                140,344          1,647           36,687                -        178,678
                                        ---------       --------         --------         --------      ---------
Cash and cash equivalents, end
 of period                              $ 182,635       $  3,887         $ 22,121         $      -      $ 208,643
                                        =========       ========         ========         ========      =========

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
--------------------------------------------------------------------------
OPERATIONS
----------
(Dollars in Millions, except per share data)

The following discussion is focused on significant changes in financial condition and results of operations in the condensed consolidated balance sheet as of October 29, 2005 and October 30, 2004, in the condensed consolidated statement of operations for the three and nine month periods ended October 29, 2005 and October 30, 2004, and in the condensed consolidated statement of cash flows for the nine months ended October 29, 2005 and October 30, 2004.

OPERATING RESULTS
-----------------

RESTATEMENT OF FINANCIAL STATEMENTS

THIS DISCUSSION MAY NOT BE COMPLETE BASED ON FURTHER REVIEW IN CONNECTION WITH THE FILING OF AMENDED FORMS 10-Q/A FOR THE QUARTERLY PERIODS ENDED JULY 30, 2005 AND APRIL 30, 2005, AND AN AMENDED 10-K/A FOR THE YEAR ENDED JANUARY 29, 2005, WHICH WILL INCLUDE THE EFFECTS OF THE RESTATEMENT FOR THE YEARS ENDED JANUARY 29, 2005, JANUARY 31, 2004 AND FEBRUARY 1, 2003. The Company has restated herein its previously issued consolidated statement of operations for the three and nine months ended October 30, 2004, consolidated statement of cash flows for the nine months ended October 30, 2004, and balance sheet at January 29, 2005 and October 30, 2004. This restatement corrects accounting errors detailed below. Additionally, all amounts presented in Management's Discussion and Analysis of Financial Condition and Results of Operations affected by the restatement have been restated.

Accrual of Freight, Duty and Agents' Commission Costs

Prior to the completion of the financial statements for the three and nine months ended October 29, 2005, the Company determined that its methods used at a regional accounting center to accrue for freight, duty and agents' commission costs related to imports of goods resulted in the understatement of liabilities. Specifically, the support for related journal entries was prepared incorrectly. The Company identified this issue after the regional accounting center was centralized into the Company's financial services operations in St. Louis and subsequent review of accounting processes.

After discovering the error, the Company corrected the accounting processes so that there was an appropriate cutoff at October 29, 2005. Additionally, the Company initiated a review of the accruals for freight, duty and agents' commission costs at prior interim and year-end reporting dates. This review has been completed for the periods necessary to correctly present all of the periods contained in these unaudited, interim financial statements on a restated basis. This includes each of the points in time and periods set forth in the tables following the next two paragraphs. The Company anticipates completing its review of the effects of the restatement for the other periods necessary to file amended Forms 10-Q/A for the quarterly periods ended July 30, 2005 and April 30, 2005 and an amended Form 10-K/A for the years ended January 29, 2005, January 31, 2004 and February 1, 2003 in January 2006.

The accounting error caused an understatement of cost of products sold in prior periods and a cumulative overstatement of earnings before income taxes of $8.2 ($5.2 after tax) as of July 30, 2005. The Company has determined that the accounting error impacted earnings before income taxes in prior periods as follows: six months ended July 30, 2005 ($0.3; $0.2 after tax), fiscal year ended January 29, 2005 ($6.0; $3.8 after tax) and prior fiscal years cumulatively ($1.9; $1.2 after tax).

Death Benefits Program

In 2004 the Company determined that it had underaccrued for a Death Benefit Program that covers three present and nine former senior executives. This program was initiated in the early 1980's and is being phased out with no new participants since prior to 2000. Beginning in 2004, the Company began to record an annual charge in the amount necessary to appropriately state expense in each period. The Company did not record the past underaccrual at January 31, 2004 as it concluded that it was immaterial. The accounting error resulted in an understatement of selling, general and administrative expenses in years prior to 2004 and a cumulative overstatement of earnings before income taxes of $3.9 ($2.5 after tax) as of January 31, 2004.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
         -----------------------------------------------------------
                    AND RESULTS OF OPERATIONS (continued)
                    -------------------------------------
                (Dollars in Millions, except per share data)

Combined Restatement Amounts

The restatement, as mentioned above, affected previously reported financial statement line items at January 29, 2005 and October 30, 2004, and the three and nine month periods ended October 30, 2004, as presented in the accompanying financial statements, as follows:

                                                   January 29,   October 30,
                                                      2005          2004
                                                   -----------   -----------
Balance Sheet
  Increase in accounts payable                        $7.9          $8.8
  Decrease in other accrued expenses                   4.4           4.7
  Increase in deferred income taxes and other          3.9           3.9
  Decrease in retained earnings                        7.5           8.0

                                          Three months ended  Nine months ended
                                           October 30, 2004   October 30, 2004
                                           ----------------   ----------------

Statement of Operations
  Increase in cost of products sold             $ 5.0              $ 6.9
  Decrease in income tax provision                1.8                2.5
  Decrease in net earnings                        3.1                4.3
  Decrease in total diluted EPS                  0.11               0.16

As detailed above, the restatement increased 2004 cost of products sold. This reduced gross margin and operating earnings. The following discussion of results reflects the restated amounts.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
         -----------------------------------------------------------
                    AND RESULTS OF OPERATIONS (continued)
                    -------------------------------------
                (Dollars in Millions, except per share data)

IMPAIRMENT, RESTRUCTURING AND RELATED NON-RECURRING CHARGES

During the second quarter of 2005, the Company announced a Restructuring Plan (the 2005 Restructuring Plan) aimed at advancing the Company's corporate objectives of increasing its penetration of consumer lifestyle brands with strong growth and profit potential while reducing exposure to smaller volume brands and certain private label businesses. The 2005 Restructuring Plan resulted from a thorough strategic reassessment of all of the Company's business operations. This reassessment was performed in the second quarter of 2005 and was directed by the Company's Chief Executive Officer who was named to that position during the second quarter. The strategic reassessment focused on the Company's businesses that had experienced profitability issues and considered the alignment of the businesses with the Company's refreshed strategy, which considered, among other things, market place developments affecting the retail landscape and retail customers.

Under the 2005 Restructuring Plan, the Company is in various stages of:

    o Exiting its Private Label Menswear (which does not include the Company's Smart Shirts subsidiary), Kellwood Intimate Apparel Group (Intimate Apparel) and Kellwood New England business units;

    o Restructuring its Oakland Operation by exiting several labels to better focus on developing the Koret brand, and;

    o Making organization and support infrastructure changes for certain ongoing business units and reviewing assumptions regarding future profitability and their effect on the realizability of fixed and intangible assets of certain brands, labels and operations.

The actions taken by the end of the third quarter of 2005 include:

    o The sale of a significant portion of the Kellwood New England business unit with the shutdown of remaining operations.

    o Sales and pending sale of significant portions of Intimate Apparel with the shutdown of remaining operations.

    o The organizational and support infrastructure changes for certain ongoing business units, which have been made.

    o The review of assumptions regarding future profitability and their affect on intangible assets, which led to the impairment charge discussed in financial statement Note 7.

Key financial information regarding the businesses to be exited for continuing and discontinued operations, shown separately, is as follows:

                                                          Continuing Operations
                               ---------------------------------------------------------------------------
                                        Three months ended                      Nine months ended
                               -----------------------------------     -----------------------------------
                               October 29, 2005   October 30, 2004     October 29, 2005   October 30, 2004
                               ----------------   ----------------     ----------------   ----------------
Net sales                            $38.1              $51.8               $122.8             $128.1
                                     =====              =====               ======             ======
Impairment, restructuring and
 related non-recurring charges       $ 8.7              $   -               $ 59.6             $    -
                                     =====              =====               ======             ======
Net (loss) earnings                  $(2.1)             $ 1.3               $(59.0)            $  2.4
                                     =====              =====               ======             ======

                                                         Discontinued Operations
                               ---------------------------------------------------------------------------
                                        Three months ended                      Nine months ended
                               -----------------------------------     -----------------------------------
                               October 29, 2005   October 30, 2004     October 29, 2005   October 30, 2004
                               ----------------   ----------------     ----------------   ----------------
Net sales                            $39.6              $45.8               $114.4             $130.8
                                     =====              =====               ======             ======
Impairment, restructuring and
  related non-recurring charges      $ 4.1              $   -               $ 25.0             $    -
                                     =====              =====               ======             ======
Net earnings (loss)                  $ 1.2              $(1.0)              $(43.1)            $ (3.3)
                                     =====              =====               ======             ======

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
         -----------------------------------------------------------
                    AND RESULTS OF OPERATIONS (continued)
                    -------------------------------------
                (Dollars in Millions, except per share data)

The Company is in the process of shutting down or selling each of the businesses that it will exit. The Company expects to shut down those businesses that it is unable to sell by January 28, 2006. The results of operations and impairment, restructuring and related non-recurring charges for the businesses to be exited are reported as discontinued operations in the period in which the business to be exited is disposed of or shut down or in which the assets meet the "held for sale" criteria as the sale of the business is determined to be probable. The gains and losses on consummated transactions involving the sale of operations, resulting primarily from inventory valuation differences, is not significant and has been recorded in the net loss from discontinued operations. As of October 29, 2005, the Intimate Apparel and Kellwood New England business units meet these criteria and accordingly have been classified as discontinued operations. See financial statement Note 4 for further information on the operating results and financial position of those businesses recorded as discontinued operations.

Costs associated with the 2005 Restructuring Plan include sales allowances, inventory and purchase commitment reserves, fixed asset impairment, lease terminations, contractual obligations, employee severance and termination benefits and impairment of intangible assets. The total cost of these actions is expected to be approximately $205.0 before tax ($145.0 after tax, or $5.37 per diluted share).

The impact of the actions in connection with the 2005 Restructuring Plan on the Company's reportable segments (before tax) is as follows:

                                        Total            Provision Recorded
                                    Expected Cost     Through October 29, 2005
                                    -------------     ------------------------
Women's Sportswear                     $ 84.3                 $ 56.5
Men's Sportswear                         33.6                   18.2
Other Soft Goods                          1.3                    0.1
General Corporate                        12.9                    6.1
                                       ------                 ------
  Continuing operations                 132.1                   80.9
Discontinued  operations                 72.9                   51.4
                                       ------                 ------
  Total                                $205.0                 $132.3
                                       ======                 ======

Total cash outlays related to the 2005 Restructuring Plan are expected to be $42.0. It is expected that actions taken under the 2005 Restructuring Plan will be mostly accomplished during 2005 and fully complete in early 2006.

In 2005, the costs (cost reversals) related to the 2005 Restructuring Plan were recorded as follows:

                                     Three months ended      Nine months ended
Continuing Operations:                October 29, 2005       October 29, 2005
----------------------               ------------------      -----------------
Net sales                                  $  2.4                 $ 4.9
Cost of products sold                        (8.5)                 16.4
Restructuring and other
 non-recurring expense                        9.2                  15.6
Impairment of goodwill
 and intangible assets                          -                  33.8
Fixed asset impairment                       (0.5)                 10.2
                                           ------                 -----
Total pretax cost                          $  2.6                 $80.9
                                           ======                 =====
Total after tax cost                       $  1.8                 $56.6
                                           ======                 =====
Loss per share                             $ 0.07                 $2.06
                                           ======                 =====

Discontinued Operations:
------------------------
Total pretax (cost reversals) cost         $ (3.7)                $51.4
                                           ======                 =====
Total after tax (cost reversals) cost      $ (2.6)                $36.0
                                           ======                 =====
(Earnings) loss per share                  $(0.10)                $1.31
                                           ======                 =====

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
         -----------------------------------------------------------
                    AND RESULTS OF OPERATIONS (continued)
                    -------------------------------------
                (Dollars in Millions, except per share data)

A rollforward of the major components of this non-recurring charge from July 30, 2005 to October 29, 2005 recorded in continuing operations is as follows:

                                                                                                               Accrual as of
                                     Accrual as of                                                              October 29,
                                     July 30, 2005       Provision          Reversals        Utilization           2005
                                     --------------      ---------          ---------        -----------       -------------
Inventory and Purchase
  Commitment Reserves                    $24.6             $ 5.9             $(14.4)            $(1.7)             $14.4
Fixed Asset Impairment                       -               0.1               (0.6)              0.5                  -
Sales Allowances                           2.5               2.4                  -                 -                4.9
Contractual Obligations                    2.0               6.4                  -              (6.4)               1.9
Employee Severance and
  Termination Benefits                     4.4               2.8                  -              (1.2)               6.0
                                         -----             -----             ------             -----              -----
Total                                    $33.4             $17.6             $(15.0)            $(8.8)             $27.3
                                         =====             =====             ======             =====              =====

A rollforward of the major components of this non-recurring charge from July 30, 2005 to October 29, 2005 recorded in discontinued operations is as follows:

                                                                                                               Accrual as of
                                     Accrual as of                                                              October 29,
                                     July 30, 2005       Provision          Reversals        Utilization           2005
                                     --------------      ---------          ---------        -----------       -------------
Inventory and Purchase
  Commitment Reserves                    $31.5             $  -              $(7.8)             $(3.1)             $20.7
Fixed Asset Impairment                       -              0.1               (0.5)               0.4                  -
Sales Allowances                           2.7                -                  -                  -                2.7
Contractual Obligations                    2.5              1.3                  -               (1.3)               2.5
Employee Severance and
  Termination Benefits                       -              3.2                  -               (0.2)               2.9
                                         -----             ----              -----              -----              -----
Total                                    $36.7             $4.6              $(8.3)             $(4.2)             $28.8
                                         =====             ====              =====              =====              =====

Inventory and Purchase Commitment Reserves include provisions to reduce inventory and purchase commitments to net realizable values. Fixed Asset Impairment includes provisions for fixed assets that were determined to be impaired in connection with Statement of Financial Accounting Standards
(SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, and were written down to their fair values. Sales Allowances include provisions for anticipated increased deductions taken by customers on previous sales for businesses to be exited, as a direct result of the exit plans. Contractual Obligations are adverse contractual arrangements under which losses are probable and estimatable and where there is no future economic benefit. Employee Severance and Termination benefits are provided for in accordance with SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. Total employee severance and termination benefits will be recorded as incurred and relate to approximately 1,800 employees. It is estimated that such costs will total $25.0, of which $7.5 is included in discontinued operations. See financial statement Note 7 for more information on the Impairment of Intangible Assets.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
         -----------------------------------------------------------
                    AND RESULTS OF OPERATIONS (continued)
                    -------------------------------------
                (Dollars in Millions, except per share data)

Under SFAS No. 142, Goodwill and Other Intangible Assets, goodwill and other indefinite-lived intangible assets are no longer amortized but are reviewed for impairment at least annually and if a triggering event were to occur in an interim period. The Company's annual impairment testing is performed in the fourth quarter. In 2004, 2003 and 2002, no impairment was indicated. The 2005 Restructuring Plan was a triggering event that required impairment testing of certain reporting units' goodwill and intangible asset balances. The impairment resulting from the current test was due to current operating results and expectations regarding future results of the Company's dress business being well below the expectations reflected in the test performed in the fourth quarter of 2004. This business has experienced several years of significant sales decreases resulting from weakness in the retail market for dresses. Expectations reflected in prior period impairment tests were that these market decreases were ending. The reassessment of the Company's businesses performed as part of the 2005 Restructuring Plan during the second quarter of 2005 resulted in the conclusion that the negative trends were likely to continue into the future. The first step of the impairment testing showed that the book value of the dress business in the Women's Sportswear segment, which is not being exited, exceeded its fair value. The second step of the impairment testing showed that the identifiable intangible assets of this business (customer relationships and trademarks) had no fair value, and that the book value of the reporting unit's goodwill exceeded the implied fair value of that goodwill. This evaluation utilized discounted cash flow analyses and multiple analyses of the historical and updated forecasted operating results. As a result, impairment charges of $20.0 and $11.0 for goodwill and intangible assets, including trademarks and customer lists, respectively, of this reporting unit were recorded during the third quarter of 2005. These charges were included in Impairment, Restructuring and Related Non-Recurring Charges in the Condensed Consolidated Statement of Operations.

RECONCILIATION OF OPERATING RESULTS - CONTINUING OPERATIONS

The following tables provide non-GAAP operating results for the three and nine month periods ended October 29, 2005 and October 30, 2004, for the ongoing businesses, businesses to be exited and impairment, restructuring and related non-recurring charges and income tax repatriation separately. The tables present this breakdown of the Company's operations in a manner that reconciles to the results for the consolidated Company as presented in the financial statements. The non-GAAP results of operations for the ongoing businesses are provided separately from businesses to be exited and impairment, restructuring and related non-recurring charges to enhance the user's overall understanding of the Company's current financial performance. The Company believes the non-GAAP adjusted operating results provide useful information to both management and investors by excluding expenses that the Company believes are not indicative of the Company's core operating results. Operating results for ongoing businesses is the primary measure used by management to evaluate the Company's performance, as well as the performance of the Company's business units and segments. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP. The following analysis excludes discontinued operations.

                       MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                       -----------------------------------------------------------
                                 AND RESULTS OF OPERATIONS (continued)
                                 -------------------------------------
                             (Dollars in Millions, except per share data)

THREE MONTHS ENDED OCTOBER 29, 2005

                                                              Continuing Operations
                                      -------------------------------------------------------------------
                                                      Businesses to be
                                        Ongoing        Exited and Non-        Income Tax         Total
                                      Businesses      Recurring Charges      Repatriation      Continuing
                                      ----------      -----------------      ------------      ----------

Net sales                               $549.4            $  38.1                $   -           $587.5
Cost of products sold                    432.2               28.9                    -            461.1
SG&A                                      84.0                3.5                    -             87.6
Amortization of intangibles                2.6                  -                    -              2.6
Impairment, restructuring
 and related
 non-recurring charges                       -                8.7                    -              8.7
Interest expense, net                      5.8                  -                    -              5.8
Other (income) and expense, net           (0.4)                 -                    -             (0.4)
                                        ------            -------                -----           ------
Earnings (loss) before taxes              25.1               (3.0)                   -             22.1
Income tax provision (benefit)             8.0               (0.9)                   -              7.1
                                        ------            -------                -----           ------
Net earnings (loss)                     $ 17.1            $  (2.1)               $   -           $ 15.0
                                        ======            =======                =====           ======
Effective tax rate (benefit)              32.0%             (30.3%)                  -             32.2%

THREE MONTHS ENDED OCTOBER 30, 2004

                                                              Continuing Operations
                                      -------------------------------------------------------------------
                                                      Businesses to be
                                        Ongoing        Exited and Non-        Income Tax         Total
                                      Businesses      Recurring Charges      Repatriation      Continuing
                                      ----------      -----------------      ------------      ----------

Net sales                               $619.2              $51.8                $   -          $671.0
Cost of products sold                    489.7               44.9                    -           534.6
SG&A                                      83.6                4.8                    -            88.5
Amortization of intangibles                2.7                0.1                    -             2.9
Interest expense, net                      6.4                  -                    -             6.4
Other (income) and expense, net           (1.0)                 -                    -            (1.0)
                                        ------              -----                -----          ------
Earnings before taxes                     37.8                1.9                    -            39.7
Income tax provision                      12.8                0.7                    -            13.4
                                        ------              -----                -----          ------
Net earnings                            $ 24.9              $ 1.3                $   -          $ 26.2
                                        ======              =====                =====          ======
Effective tax rate                        33.9%              33.9%                   -            33.8%

                       MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                       -----------------------------------------------------------
                                 AND RESULTS OF OPERATIONS (continued)
                                 -------------------------------------
                             (Dollars in Millions, except per share data)

NINE MONTHS ENDED OCTOBER 29, 2005

                                                              Continuing Operations
                                      -------------------------------------------------------------------
                                                      Businesses to be
                                        Ongoing        Exited and Non-        Income Tax         Total
                                      Businesses      Recurring Charges      Repatriation      Continuing
                                      ----------      -----------------      ------------      ----------

Net sales                               $1,591.2          $ 122.8                $    -         $1,713.9
Cost of products sold                    1,251.2            134.0                     -          1,385.2
SG&A                                       258.2             13.2                     -            271.4
Amortization of intangibles                  8.2              0.3                     -              8.4
Impairment, restructuring
 and related
 non-recurring charges                         -             59.6                     -             59.6
Interest expense, net                       18.4                -                     -             18.4
Other (income) and expense, net             (0.9)               -                     -             (0.9)
                                        --------          -------                ------         --------
Earnings (loss) before taxes                56.2            (84.4)                    -            (28.2)
Income tax provision (benefit)              18.0            (25.4)                (13.0)           (20.4)
                                        --------          -------                ------         --------
Net earnings (loss)                     $   38.2          $ (59.0)               $ 13.0         $   (7.8)
                                        ========          =======                ======         ========
Effective tax rate (benefit)                32.0%          (30.1%)                   NM            (72.4%)

NINE MONTHS ENDED OCTOBER 30, 2004

                                                              Continuing Operations
                                      -------------------------------------------------------------------
                                                      Businesses to be
                                        Ongoing        Exited and Non-        Income Tax         Total
                                      Businesses      Recurring Charges      Repatriation      Continuing
                                      ----------      -----------------      ------------      ----------

Net sales                               $1,704.5          $128.1                 $    -         $1,832.6
Cost of products sold                    1,327.1           108.3                      -          1,435.4
SG&A                                       259.6            15.8                      -            275.4
Amortization of intangibles                  8.8             0.4                      -              9.3
Interest expense, net                       19.5               -                      -             19.5
Other (income) and expense, net             (1.9)              -                      -             (1.9)
                                        --------          ------                 ------         --------
Earnings before taxes                       91.4             3.6                      -             94.9
Income tax provision                        31.1             1.2                      -             32.3
                                        --------          ------                 ------         --------
Net earnings                            $   60.3          $  2.4                 $    -         $   62.6
                                        ========          ======                 ======         ========
Effective tax rate                          34.0%           34.0%                     -             34.0%

NM - Not Meaningful

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
         -----------------------------------------------------------
                    AND RESULTS OF OPERATIONS (continued)
                    -------------------------------------
                (Dollars in Millions, except per share data)

RECONCILIATION OF OPERATING RESULTS - BUSINESSES TO BE EXITED AND
NON-RECURRING CHARGES

During the third quarter of 2005, the Company's Intimate Apparel and Kellwood New England operations became discontinued. Accordingly, operating results and assets and liabilities of Intimate Apparel and Kellwood New England are segregated in the accompanying consolidated statement of operations and consolidated balance sheet, respectively. Prior to being classified as discontinued, Intimate Apparel was included in the Other Soft Goods segment, and Kellwood New England was included in the Women's Sportswear segment.

The following tables provide non-GAAP operating results for the three and nine month periods ended October 29, 2005 and October 30, 2004, for the businesses to be exited and non-recurring charges separated between continuing operations, discontinued operations and total Kellwood. The tables present this breakdown of the Company's operations in a manner that reconciles to the results for the total business units of businesses to be exited and non-recurring charges. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.

THREE MONTHS ENDED OCTOBER 29, 2005

                                         Businesses to be Exited and Non-Recurring Charges
                                         -------------------------------------------------
                                        Continuing          Discontinued
                                        Operations           Operations              Total
                                        ----------          ------------             -----
Net sales                                 $ 38.1               $39.6                $ 77.7
Cost of products sold                       28.9                26.0                  55.0
SG&A                                         3.5                 7.8                  11.3
Impairment, restructuring and
  related non-recurring charges              8.7                 4.1                  12.8
                                          ------               -----                ------
(Loss) earnings before taxes                (3.0)                1.7                  (1.3)
Income tax (benefit) provision              (0.9)                0.5                  (0.4)
                                          ------               -----                ------
Net (loss) earnings                       $ (2.1)              $ 1.2                $ (0.9)
                                          ======               =====                ======
Effective tax (benefit) rate               (30.3%)              27.6%                (33.7%)

THREE MONTHS ENDED OCTOBER 30, 2004

                                         Businesses to be Exited and Non-Recurring Charges
                                         -------------------------------------------------
                                        Continuing          Discontinued
                                        Operations           Operations              Total
                                        ----------          ------------             -----
Net sales                                 $51.8                $ 45.8               $97.6
Cost of products sold                      44.9                  37.7                82.5
SG&A                                        4.8                   9.3                14.1
Amortization of intangibles                 0.1                   0.3                 0.4
                                          -----                ------               -----
Earnings (loss) before taxes                1.9                  (1.5)                0.4
Income tax provision (benefit)              0.7                  (0.5)                0.1
                                          -----                ------               -----
Net earnings (loss)                       $ 1.3                $ (1.0)              $ 0.3
                                          =====                ======               =====
Effective tax rate (benefit)               33.9%                (33.9%)              33.9%

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
         -----------------------------------------------------------
                    AND RESULTS OF OPERATIONS (continued)
                    -------------------------------------
                (Dollars in Millions, except per share data)

NINE MONTHS ENDED OCTOBER 29, 2005

                                         Businesses to be Exited and Non-Recurring Charges
                                         -------------------------------------------------
                                        Continuing          Discontinued
                                        Operations           Operations              Total
                                        ----------          ------------             -----
Net sales                                 $122.8               $114.4               $ 237.2
Cost of products sold                      134.0                125.8                 259.8
SG&A                                        13.2                 25.0                  38.2
Amortization of intangibles                  0.3                  0.5                   0.8
Impairment, restructuring and
    related non-recurring charges           59.6                 25.0                  84.6
                                          ------               ------               -------
Loss before taxes                          (84.4)               (61.9)               (146.3)
Income tax provision                       (25.4)               (18.8)                (44.2)
                                          ------               ------               -------
Net loss                                  $(59.0)              $(43.1)              $(102.1)
                                          ======               ======               =======
Effective tax rate (benefit)               (30.1%)              (30.3%)               (30.2%)

NINE MONTHS ENDED OCTOBER 30, 2004

                                         Businesses to be Exited and Non-Recurring Charges
                                         -------------------------------------------------
                                        Continuing          Discontinued
                                        Operations           Operations              Total
                                        ----------          ------------             -----
Net sales                                 $128.1               $130.8               $258.9
Cost of products sold                      108.3                106.5                214.8
SG&A                                        15.8                 28.6                 44.4
Amortization of intangibles                  0.4                  0.8                  1.2
                                          ------               ------               ------
Earnings (loss) before taxes                 3.6                 (5.0)                (1.5)
Income tax provision (benefit)               1.2                 (1.7)                (0.5)
                                          ------               ------               ------
Net earnings (loss)                       $  2.4               $ (3.3)              $ (1.0)
                                          ======               ======               ======
Effective tax rate (benefit)                34.0%               (34.0%)              (34.0%)


         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
         -----------------------------------------------------------
                    AND RESULTS OF OPERATIONS (continued)
                    -------------------------------------
                (Dollars in Millions, except per share data)

CONTINUING OPERATIONS - ONGOING BUSINESSES: The following tables provide non-GAAP summarized financial data for the three and nine month periods ended October 29, 2005 and October 30, 2004, for the ongoing businesses (percentages are calculated based on actual data, and columns may not add due to rounding). These tables present the same information for the ongoing businesses as presented in the Reconciliation of Operating Results - Continuing Operations shown earlier. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.

                                              Three months ended                       Nine months ended
                                     -----------------------------------     -----------------------------------
                                     October 29,   October 30,   Percent     October 29,   October 30,   Percent
                                        2005          2004       Change         2005          2004       Change
                                     -----------   -----------   -------     -----------   -----------   -------
Net sales                              $549.4        $619.2      (11.3%)      $1,591.2      $1,704.5      (6.6%)
Cost of products sold                   432.2         489.7      (11.7%)       1,251.2       1,327.1      (5.7%)
                                       ------        ------      -----        --------      --------     -----
Gross profit                            117.1         129.5       (9.6%)         340.0         377.4      (9.9%)
SG&A                                     84.0          83.6        0.5%          258.2         259.6      (0.6%)
                                       ------        ------      -----        --------      --------     -----
Operating earnings before
 amortization (1)                        33.1          45.9      (27.9%)          81.8         117.8     (30.6%)
Amortization of intangibles               2.6           2.7       (5.7%)           8.2           8.8      (7.6%)
                                       ------        ------      -----        --------      --------     -----
Operating earnings                       30.5          43.2      (29.9%)          73.6         109.0     (32.5%)
Interest expense, net                     5.8           6.4       (9.3%)          18.4          19.5      (5.6%)
Other (income) and expense, net          (0.4)         (1.0)     (60.5%)          (0.9)         (1.9)    (50.9%)
                                       ------        ------      -----        --------      --------     -----
Earnings before taxes                    25.1          37.8      (33.6%)          56.2          91.4     (38.5%)
Income taxes                              8.0          12.8      (37.5%)          18.0          31.1     (42.1%)
                                       ------        ------      -----        --------      --------     -----
Net earnings                           $ 17.1         $25.0      (31.6%)         $38.2      $   60.3     (36.7%)
                                       ======        ======      =====        ========      ========     =====
Effective tax rate                       32.0%         33.9%                      32.0%         34.0%

                                               Three months ended                        Nine months ended
                                     -------------------------------------     -------------------------------------
                                     October 29,   October 30,                 October 29,   October 30,
As a percentage of net sales:           2005          2004      Difference        2005          2004      Difference
-----------------------------        -----------   -----------  ----------     -----------   -----------  ----------
Net sales                              100.0%        100.0%        0.0%          100.0%        100.0%         0.0%
Cost of products sold                   78.7%         79.1%       (0.4%)          78.6%         77.9%         0.7%
                                       -----         -----        ----           -----         -----         ----
Gross profit                            21.3%         20.9%        0.4%           21.4%         22.1%        (0.7%)
SG&A                                    15.3%         13.5%        1.8%           16.2%         15.2%         1.0%
                                       -----         -----        ----           -----         -----         ----
Operating earnings before
 amortization(1)                         6.0%          7.4%       (1.4%)           5.1%          6.9%        (1.8%)
Amortization of intangibles              0.5%          0.4%        0.0%            0.5%          0.5%         0.0%
                                       -----         -----        ----           -----         -----         ----
Operating earnings                       5.6%          7.0%       (1.5%)           4.6%          6.4%        (1.8%)
Interest expense, net                    1.1%          1.0%        0.0%            1.2%          1.1%         0.0%
Other (income) and expense, net         (0.1%)        (0.2%)       0.1%           (0.1%)        (0.1%)        0.1%
                                       -----         -----        ----           -----         -----         ----
Earnings before taxes                    4.6%          6.1%       (1.5%)           3.5%          5.4%        (1.9%)
Income taxes                             1.5%          2.1%       (0.6%)           1.1%          1.8%        (0.7%)
                                       -----         -----        ----           -----         -----         ----
Net earnings                             3.1%          4.0%       (0.9%)           2.4%          3.6%        (1.2%)
                                       =====         =====        ====           =====         =====         ====

(1) Operating earnings before amortization is a non-GAAP measure that differs from operating earnings in that it excludes amortization of intangibles. Operating earnings before amortization should not be considered as an alternative to operating earnings. Operating earnings before amortization is the primary measure used by management to evaluate the Company's performance, as well as the performance of the Company's business units and segments. Management believes the comparison of operating earnings before amortization between periods is useful in showing the interaction of changes in gross profit and SG&A without inclusion of amortization of intangibles, the change in which is explained elsewhere. The subtotal of operating earnings before amortization may not be comparable to any similarly titled measure used by another company.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
         -----------------------------------------------------------
                    AND RESULTS OF OPERATIONS (continued)
                    -------------------------------------
                (Dollars in Millions, except per share data)

SEASONALITY. Kellwood's businesses are seasonal and are impacted by the general seasonal trends characteristic of the apparel industry. The Company generally sells its products prior to the principal retail selling seasons: spring, summer, fall and holiday. As the timing of shipment of products may vary from year to year, the result for any particular quarter may not be indicative of results for the full year.

SALES for ongoing businesses for the third quarter of 2005 were $549.4, decreasing $69.8 or 11.3% versus last year. The decline in sales for the third quarter of 2005 was due to the decrease in sales of popular-to-moderately priced women's brands and private label business and men's private label and better plus branded business. Sales for the nine months ended October 29, 2005 were $1,591.2, decreasing $113.3 or 6.6% versus last year. The decline in sales for the nine months ended was due to decreased sales of popular-to-moderately priced women's brands and private label business.

GROSS PROFIT for ongoing businesses for the third quarter of 2005 was $117.1 or 21.3% of sales, decreasing $12.4 versus the third quarter of 2004 due to the drop in sales. For the nine months ended October 29, 2005, gross profit was $340.0 or 21.4% of sales, decreasing $37.4 or 0.7 percentage points of sales versus the corresponding period of the prior year. The decline in the Company's gross margin rate for the nine months ended October 29, 2005 resulted from competitive price pressure and higher markdown expense, primarily in the Women's Sportswear segment.

SG&A EXPENSE for ongoing businesses remained relatively consistent in the third quarter of 2005 compared to the third quarter of 2004, increasing $0.4 or 0.5%. SG&A expense as a percentage of sales increased to 15.3% in the third quarter of 2005 from 13.5% in the third quarter of 2004 due to decreased sales. SG&A expense for the nine months ended October 29, 2005 decreased $1.4 or 0.6% compared to the corresponding period of the prior year. The decrease was primarily due to a decrease in overhead, primarily compensation expense, in business units experiencing lower sales partially offset by increased advertising expense. SG&A expense as a percentage of sales increased to 16.2% for the nine months ended October 29, 2005 from 15.2% for the nine months ended October 30, 2004 due primarily to decreased sales. The Company has reduced SG&A expense but the sales levels have decreased faster than the decrease in SG&A.

AMORTIZATION of intangible assets for ongoing businesses remained relatively consistent for the three and nine months ended October 29, 2005 compared to the corresponding periods of the prior year.

INCOME TAXES. In October 2004, the American Jobs Creation Act of 2004 (the
Act) was signed into law. The Act provides a special one-time deduction of 85% of foreign earnings that are repatriated under a domestic reinvestment plan, as defined therein. During the second quarter of 2005, the Company adopted a formal domestic reinvestment plan to repatriate approximately $150.0 of foreign earnings. This repatriation resulted in a one-time tax benefit of $13.0 recorded during the second quarter of 2005 due to the reversal of $23.0 of previously provided taxes on foreign earnings, which will not be incurred under the new regulations, offset by $10.0 of taxes provided on earnings to be repatriated. In the first phase of repatriation, the Company's foreign subsidiaries paid dividends of $90.0 million to the Company during the third quarter of 2005. The remaining dividends are planned to be paid in the fourth quarter of 2005.

The Company's effective tax rate on pretax earnings, excluding charges associated with the 2005 Restructuring Plan and the $13.0 effect of the repatriation described above, was lowered in 2005 (32.0% in 2005 versus 34.3% in 2004) as the Company is expected to benefit from the repatriation of this year's foreign earnings under the Act. The Company's expectation is that future foreign earnings will be permanently invested offshore for the foreseeable future, and no taxes will be provided on these foreign earnings. The benefit of the lower tax rate could change in the future if the composition of domestic and foreign earnings changes significantly.

The Company's effective tax benefit rate on all charges associated with the 2005 Restructuring Plan was 30.0%. This effective rate is less than the U.S. statutory rate of 35.0% primarily due to the non-deductibility of certain costs (goodwill impairment) recorded under the 2005 Restructuring Plan.

The Company's overall effective tax provision (benefit) rate for the three and nine month periods ended October 29, 2005 was 32.2% and (72.4%), respectively. These rates are different than the U.S. statutory rate of 35.0% due primarily to the repatriation benefit described above.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
         -----------------------------------------------------------
                    AND RESULTS OF OPERATIONS (continued)
                    -------------------------------------
                (Dollars in Millions, except per share data)

BUSINESS UNITS TO BE EXITED AND IMPAIRMENT, RESTRUCTURING AND RELATED NON-RECURRING CHARGES: The following tables provide non-GAAP summarized financial data for the three and nine month periods ended October 29, 2005 and October 30, 2004, for the business units to be exited and impairment, restructuring and related non-recurring charges (percentages are calculated based on actual data, and columns may not add due to rounding). These tables present the same information for the business units to be exited and the impairment, restructuring and related non-recurring charges as presented in the Reconciliation of Operating Results - Businesses to be Exited and Non-Recurring Charges shown earlier. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.

                                              Three months ended                       Nine months ended
                                     -----------------------------------     -----------------------------------
                                     October 29,   October 30,   Percent     October 29,   October 30,   Percent
                                        2005          2004       Change         2005          2004       Change
                                     -----------   -----------   -------     -----------   -----------   -------
Net sales                              $ 77.7       $ 97.6       (20.3%)      $ 237.2       $258.9         (8.4%)
Cost of products sold                    55.0         82.6       (33.4%)        259.8        214.8         21.0%
                                       ------       ------       -----        -------       ------       ------
Gross profit (loss)                      22.8         15.0        51.9%         (22.7)        44.1       (151.4%)
SG&A                                     11.3         14.1       (19.9%)         38.2         44.4        (14.0%)
                                       ------       ------       -----        -------       ------       ------
Operating earnings (loss) before
 amortization and impairment,
 restructuring and related non-
 recurring charges (1)                   11.4          0.8          NM          (60.9)        (0.3)          NM
Amortization of intangibles                 -          0.4       (98.7%)          0.8          1.2        (33.1%)
Impairment, restructuring and
 related non-recurring charges           12.8            -       100.0%          84.6            -        100.0%
                                       ------       ------       -----        -------       ------       ------
Operating (loss) earnings                (1.3)         0.4          NM         (146.3)        (1.5)          NM
Other (income) and expense, net             -            -          NM              -            -           NM
                                       ------       ------       -----        -------       ------       ------
(Loss) earnings before taxes             (1.3)         0.4          NM         (146.3)        (1.5)          NM
Income tax (benefit) provision           (0.4)         0.1          NM          (44.2)        (0.5)          NM
                                       ------       ------       -----        -------       ------       ------
Net (loss) earnings                    $ (0.9)      $  0.3          NM        $(102.1)      $ (1.0)          NM
                                       ======       ======       =====        =======       ======       ======
Effective tax (benefit) rate            (33.7%)       33.9%                     (30.2%)      (34.2%)

                                               Three months ended                        Nine months ended
                                     -------------------------------------     -------------------------------------
                                     October 29,   October 30,                 October 29,   October 30,
As a percentage of net sales:           2005          2004      Difference        2005          2004      Difference
-----------------------------        -----------   -----------  ----------     -----------   -----------  ----------
Net sales                              100.0%        100.0%        0.0%          100.0%        100.0%         0.0%
Cost of products sold                   70.7%         84.6%      (13.9%)         109.6%         83.0%        26.6%
                                       -----         -----       -----           -----         -----        -----
Gross profit (loss)                     29.3%         15.4%       13.9%           (9.6%)        17.0%       (26.6%)
SG&A                                    14.6%         14.5%        0.1%           16.1%         17.2%        (1.1%)
                                       -----         -----       -----           -----         -----        -----
Operating earnings (loss) before
 amortization and impairment,
 restructuring and related non-
 recurring charges (1)                  14.7%          0.9%       13.8%          (25.7%)        (0.1%)      (25.5%)
Amortization of intangibles              0.0%          0.4%       (0.4%)           0.3%          0.5%        (0.1%)
Impairment, restructuring and
 related non-recurring charges          16.4%          0.0%       16.4%           35.7%          0.0%        35.7%
                                       -----         -----       -----           -----         -----        -----
Operating (loss) earnings               (1.8%)         0.4%       (2.2%)         (61.7%)        (0.6%)      (61.1%)
Other (income) and expense, net          0.0%          0.0%        0.0%            0.0%          0.0%         0.0%
                                       -----         -----       -----           -----         -----        -----
(Loss) earnings before taxes            (1.7%)         0.5%       (2.2%)         (61.7%)        (0.6%)      (61.1%)
Income tax (benefit) provision          (0.6%)         0.2%       (0.7%)         (18.6%)        (0.2%)      (18.4%)
                                       -----         -----       -----           -----         -----        -----
Net (loss) earnings                     (1.1%)         0.3%       (1.4%)         (43.1%)        (0.4%)      (42.7%)
                                       =====         =====       =====           =====         =====        =====

NM - Not meaningful

See following page for footnote (1) to above tables.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
         -----------------------------------------------------------
                    AND RESULTS OF OPERATIONS (continued)
                    -------------------------------------
                (Dollars in Millions, except per share data)

(1) Operating (loss) earnings before amortization and impairment, restructuring and related non-recurring charges is a non-GAAP measure that differs from operating (loss) earnings in that it excludes amortization of intangibles and impairment, restructuring and related non-recurring charges. Operating (loss) earnings before amortization and impairment, restructuring and related non-recurring charges should not be considered as an alternative to operating (loss) earnings. Operating (loss) earnings before amortization and impairment, restructuring and related non-recurring charges is the primary measure used by management to evaluate the Company's performance, as well as the performance of the Company's business units and segments. Management believes the comparison of operating (loss) earnings before amortization and impairment, restructuring and related non-recurring charges between periods is useful in showing the interaction of changes in gross profit and SG&A without inclusion of the amortization of intangibles and impairment, restructuring and related non-recurring charges, the changes in which are explained elsewhere. The subtotal of operating (loss) earnings before amortization and impairment, restructuring and related charges may not be comparable to any similarly titled measure used by another company.

BUSINESS UNITS TO BE EXITED. Sales for the third quarter of 2005 were $77.7, decreasing $19.9 or 20.3% versus last year, due primarily to the loss of business after the announcement of the 2005 Restructuring Plan. Gross profit for the third quarter of 2005 was $22.8 or 29.3% of sales versus $15.0 or 15.4% of sales reported for the third quarter of 2004. Included in gross profit in the third quarter of 2005 is the reversal of $13.9 million of sales allowances and inventory reserves related to the 2005 Restructuring Plan, as a result of better than expected liquidation of inventory. SG&A for the third quarter of 2005 decreased $2.8 primarily due to decreased spending at the exited businesses.

Sales for the nine months ended October 29, 2005 were $237.2, decreasing $21.7 or 8.4% versus last year primarily due to the loss of business after the announcement of the 2005 Restructuring Plan. Gross (loss) profit for the nine months ended October 29, 2005 was ($22.7) or (9.6%) of sales versus $44.1 or 17.0% of sales for the nine months ended October 30, 2004. Included in gross (loss) profit in the nine months ended October 29, 2005 is $47.6 of sales allowances and inventory reserves related to the 2005 Restructuring Plan. SG&A for the nine months ended October 29, 2005 decreased $6.2 primarily due to decreased spending at the exited businesses.

SEGMENT RESULTS
---------------
The Company and its subsidiaries are principally engaged in the apparel and related soft goods industry. The Company's business units are aggregated into the following reportable segments:
    o  Women's Sportswear,
    o  Men's Sportswear,
    o  Other Soft Goods, and
    o  General Corporate.

RECONCILIATION: The following tables provide the non-GAAP segment net sales and earnings (loss) for the three and nine month periods ended October 29, 2005 and October 30, 2004, for the ongoing businesses and businesses to be exited separately. The tables present this breakdown of the Company's operations in a manner that reconciles to the results for the consolidated Company. The non-GAAP segment net sales and earnings (loss) for the ongoing businesses are provided separately from businesses to be exited to enhance the user's overall understanding of the Company's current financial performance. The Company believes the non-GAAP segment net sales and earnings (loss) provide useful information to both management and investors by excluding sales and expenses that the Company believes are not indicative of the Company's core operating results. Segment net sales and earnings
(loss) for ongoing businesses are the primary measures used by management to evaluate the Company's performance, as well as the performance of the Company's business units and segments. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP. The following analysis excludes discontinued operations.

             MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
             -----------------------------------------------------------
                       AND RESULTS OF OPERATIONS (continued)
                       -------------------------------------
                    (Dollars in Millions, except per share data)

THREE MONTHS ENDED OCTOBER 29, 2005

                                                    Continuing Operations
                                      ------------------------------------------------
                                                      Businesses to be
                                        Ongoing        Exited and Non-         Total
Net Sales                             Businesses      Recurring Charges     Continuing
---------                             ----------      -----------------     ----------
Women's Sportswear                      $346.6             $ 4.7              $351.3
Men's Sportswear                         131.6              33.4               165.0
Other Soft Goods                          71.2                 -                71.2
                                        ------             -----              ------
Total net sales                         $549.4             $38.1              $587.5
                                        ======             =====              ======

                                                    Continuing Operations
                                      ------------------------------------------------
                                                      Businesses to be
                                        Ongoing        Exited and Non-         Total
Segment earnings (loss)               Businesses      Recurring Charges     Continuing
-----------------------               ----------      -----------------     ----------
Women's Sportswear                      $ 25.7             $(6.3)             $ 19.5
Men's Sportswear                          11.2              11.9                23.2
Other Soft Goods                           6.5                 -                 6.4
General Corporate                        (10.3)                -               (10.3)
                                        ------             -----              ------
Total segment earnings                  $ 33.1             $ 5.6              $ 38.7
                                        ======             =====              ======

THREE MONTHS ENDED OCTOBER 30, 2004

                                                    Continuing Operations
                                      ------------------------------------------------
                                                      Businesses to be
                                        Ongoing        Exited and Non-         Total
Net Sales                             Businesses      Recurring Charges     Continuing
---------                             ----------      -----------------     ----------
Women's Sportswear                      $389.4             $11.0              $400.4
Men's Sportswear                         163.0              40.8               203.8
Other Soft Goods                          66.9                 -                66.9
                                        ------             -----              ------
Total net sales                         $619.2             $51.8              $671.0
                                        ======             =====              ======

                                                    Continuing Operations
                                      ------------------------------------------------
                                                      Businesses to be
                                        Ongoing        Exited and Non-         Total
Segment earnings (loss)               Businesses      Recurring Charges     Continuing
-----------------------               ----------      -----------------     ----------
Women's Sportswear                      $30.9              $(1.8)             $29.1
Men's Sportswear                         16.8                3.8               20.6
Other Soft Goods                          7.7                  -                7.7
General Corporate                        (9.5)                 -               (9.5)
                                        -----              -----              -----
Total segment earnings                  $45.9              $ 2.1              $47.9
                                        =====              =====              =====

              MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
              -----------------------------------------------------------
                        AND RESULTS OF OPERATIONS (continued)
                        -------------------------------------
                     (Dollars in Millions, except per share data)

NINE MONTHS ENDED OCTOBER 29, 2005

                                                    Continuing Operations
                                      ------------------------------------------------
                                                      Businesses to be
                                        Ongoing        Exited and Non-         Total
Net Sales                             Businesses      Recurring Charges     Continuing
---------                             ----------      -----------------     ----------
Women's Sportswear                     $  969.9            $ 22.5            $  992.4
Men's Sportswear                          379.6             100.3               479.9
Other Soft Goods                          241.6                 -               241.6
                                       --------            ------            --------
Total net sales                        $1,591.2            $122.8            $1,713.9
                                       ========            ======            ========

                                                    Continuing Operations
                                      ------------------------------------------------
                                                      Businesses to be
                                        Ongoing        Exited and Non-         Total
Segment earnings (loss)               Businesses      Recurring Charges     Continuing
-----------------------               ----------      -----------------     ----------
Women's Sportswear                     $ 54.8              $(12.4)            $ 42.4
Men's Sportswear                         37.2               (12.0)              25.2
Other Soft Goods                         22.9                (0.1)              22.8
General Corporate                       (33.1)                  -              (33.1)
                                       ------              ------             ------
Total segment earnings (loss)          $ 81.8              $(24.5)            $ 57.3
                                       ======              ======             ======


NINE MONTHS ENDED OCTOBER 30, 2004 (RESTATED)

                                                    Continuing Operations
                                      ------------------------------------------------
                                                      Businesses to be
                                        Ongoing        Exited and Non-         Total
Net Sales                             Businesses      Recurring Charges     Continuing
---------                             ----------      -----------------     ----------
Women's Sportswear                     $1,093.1            $ 40.4            $1,133.5
Men's Sportswear                          380.0              87.7               467.7
Other Soft Goods                          231.4                 -               231.4
                                       --------            ------            --------
Total net sales                        $1,704.5            $128.1            $1,832.6
                                       ========            ======            ========

                                                    Continuing Operations
                                      ------------------------------------------------
                                                      Businesses to be
                                        Ongoing        Exited and Non-         Total
Segment earnings (loss)               Businesses      Recurring Charges     Continuing
-----------------------               ----------      -----------------     ----------
Women's Sportswear                      $ 86.6             $0.4               $ 87.0
Men's Sportswear                          41.4              3.6                 45.0
Other Soft Goods                          23.1                -                 23.1
General Corporate                        (33.3)               -                (33.3)
                                        ------             ----               ------
Total segment earnings                  $117.8             $4.0               $121.8
                                        ======             ====               ======

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
         -----------------------------------------------------------
                    AND RESULTS OF OPERATIONS (continued)
                    -------------------------------------
                (Dollars in Millions, except per share data)

ONGOING BUSINESSES: Sales and segment earnings for ongoing businesses by segment were as follows (amounts are presented based on actual data, therefore columns may not add due to rounding):

                                              Three months ended                       Nine months ended
                                     -----------------------------------     -----------------------------------
                                     October 29,   October 30,   Percent     October 29,   October 30,   Percent
Net sales                               2005          2004       Change         2005          2004       Change
---------                            -----------   -----------   -------     -----------   -----------   -------
     Women's Sportswear                $346.6        $389.4      (11.0%)      $  969.9      $1,093.1     (11.3%)
     Men's Sportswear                   131.6         163.0      (19.3%)         379.6         380.0      (0.1%)
     Other Soft Goods                    71.2          66.9        6.5%          241.6         231.4       4.4%
                                       ------        ------      -----        --------       -------     -----
     Total net sales                   $549.4        $619.2      (11.3%)      $1,591.2      $1,704.5      (6.6%)
                                       ======        ======      =====        ========      ========     =====

                                         Three months ended - amounts          Three months ended - percentages
                                    --------------------------------------  --------------------------------------
                                     October 29,   October 30,   Percent     October 29,   October 30,   % Point
Segment earnings                        2005          2004       Change         2005          2004       Change
----------------                     -----------   -----------   -------     -----------   -----------   -------

     Women's Sportswear                $ 25.7        $30.9       (16.8%)        7.4%           7.9%       (0.5%)
     Men's Sportswear                    11.2         16.8       (33.3%)        8.5%          10.3%       (1.8%)
     Other Soft Goods                     6.5          7.7       (16.3%)        9.1%          11.5%       (2.5%)
     General Corporate                  (10.3)        (9.5)        8.3%          NM             NM          NM
                                       ------        -----       -----          ---           ----        ----
     Segment earnings                  $ 33.1        $45.9       (27.9%)        6.0%           7.4%       (1.4%)
                                       ======        =====       =====          ===           ====        ====

                                          Nine months ended - amounts           Nine months ended - percentages
                                    --------------------------------------  --------------------------------------
                                     October 29,   October 30,   Percent     October 29,   October 30,   % Point
Segment earnings                        2005          2004       Change         2005          2004       Change
----------------                     -----------   -----------   -------     -----------   -----------   -------

     Women's Sportswear                $ 54.8        $ 86.6      (36.7%)        5.7%           7.9%       (2.2%)
     Men's Sportswear                    37.2          41.4      (10.2%)        9.8%          10.9%       (1.1%)
     Other Soft Goods                    22.9          23.1       (0.8%)        9.5%          10.0%       (0.5%)
     General Corporate                  (33.1)        (33.3)      (0.7%)         NM             NM          NM
                                       ------        ------      -----          ---           ----        ----
     Segment earnings                  $ 81.8        $117.8      (30.6%)        5.1%           6.9%       (1.8%)
                                       ======        ======      =====          ===           ====        ====

     NM - Not meaningful

WOMEN'S SPORTSWEAR - ONGOING. Sales of ongoing businesses for the third quarter of 2005 were $346.6 decreasing $42.8 or 11.0% versus last year. Sales of ongoing businesses for the nine months ended October 29, 2005 were $969.9, decreasing $123.2 or 11.3% versus last year. The decrease in sales for both periods is due to reduced orders for some of the Company's traditionally styled popular-to-moderately priced brands. The dress market has shrunk dramatically with some of the Company's customers having either dropped the category altogether or significantly cut open-to-buy. These decreases were partially offset by growth in junior sportswear and suits.

Segment earnings of ongoing businesses for the third quarter of 2005 were $25.7, down $5.2 from last year, due to the decline in segment sales. Segment earnings for the nine months ended October 29, 2005, were $54.8, down $31.8 from last year, due to the decline in segment sales and the decrease in gross profit as a percent of sales (20.3% for the nine months ended October 29, 2005 versus 21.5% for the nine months ended October 30,
2004) related to markdown support provided to customers and higher off-price sales for the nine months ended October 29, 2005 compared to the corresponding period of the prior year.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
         -----------------------------------------------------------
                    AND RESULTS OF OPERATIONS (continued)
                    -------------------------------------
                (Dollars in Millions, except per share data)

MEN'S SPORTSWEAR - ONGOING. Sales of ongoing businesses for the third quarter of 2005 were $131.6, decreasing $31.4 or 19.3% versus last year due to decreased sales of men's private label and branded better plus business. Sales of ongoing businesses for the nine months ended October 29, 2005 were relatively flat at $379.6, compared to $380.0 for the nine months ended October 30, 2004 decreasing $0.4 or 0.1% versus last year.

Segment earnings of ongoing businesses for the third quarter of 2005 were $11.2, down $5.6 from last year, and for the nine months ended October 30, 2004, were $37.2, down $4.2 from last year. The decrease in earnings was primarily due to the decrease in sales.

OTHER SOFT GOODS - ONGOING. Sales of ongoing businesses for the third quarter of 2005 were $71.2, increasing $4.3 or 6.5% versus the third quarter of 2004. Sales of ongoing businesses for the nine months ended October 29, 2005 were $241.6, increasing $10.3 or 4.4% from last year. The increase for both periods was due to the strength of the Company's major consumer brands and flat retail selling prices across most product categories following several years of price deflation.

Segment earnings of ongoing businesses for the third quarter of 2005 decreased to $6.5 from $7.7 in the third quarter of 2004. Segment earnings of ongoing businesses for the nine months ended October 29, 2005 decreased slightly to $22.9 from $23.1 for the nine months ended October 30, 2004. The segment earnings of ongoing businesses decreased slightly despite the increase in sales due to a decrease in gross margin (22.1% and 22.4% for the three months ended October 29, 2005 and October 30, 2004, respectively, and 21.7% and 22.5% for the nine months ended October 29, 2005 and October 30, 2004, respectively) related to competitive price pressure, rising raw material prices, change in product mix, and higher markdown support provided to customers.

GENERAL CORPORATE expense for the third quarter of 2005 was $10.3, up $0.8 from last year. For the nine months ended October 29, 2005, general corporate expense was $33.1, down $0.2 from last year.

FINANCIAL CONDITION
-------------------
Cash flow from operations continues to be the Company's primary source of funds to finance operating needs, capital expenditures, debt service and acquisitions. The Company uses financial leverage to minimize the overall cost of capital and maintain adequate operating and financial flexibility. Management monitors leverage through its debt-to-capital ratio (defined as total debt divided by the sum of total debt and total shareholders' equity, or total capital). As of October 29, 2005, the Company's debt-to-capital ratio was 44.0%, up 4.1% and 4.2% from October 30, 2004 and January 29, 2005, respectively, primarily due to a decrease in equity related to the net loss incurred in the nine month period ended October 29, 2005 and the activity related to the Company's share repurchase program (Stock
Repurchase Program).

The Company has announced the Stock Repurchase Program of up to 10% or $75.0 of its stock. Under the Company's Stock Repurchase Program, the Company repurchased 2,218,200 shares at an average price of $24.99 per share during the third quarter of 2005. In addition, total cash outlays related to the 2005 Restructuring Plan are expected to be $42.0. Management believes that the current cash will provide the capital flexibility necessary to fund the restructuring and the announced stock repurchase program and to meet existing obligations.

During the second quarter of 2005, the Company adopted a formal domestic reinvestment plan to repatriate approximately $150.0 of foreign earnings. In the first phase of repatriation, the Company's foreign subsidiaries paid dividends of $90.0 to the Company during the third quarter of 2005. The remaining dividends are planned to be paid in the fourth quarter of 2005.

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES was $86.2 for the nine months ended October 29, 2005 compared to ($1.8) for the nine months ended October 30, 2004. The $88.0 increase in net cash provided by operating activities from last year was due to year over year decreases in accounts receivable and inventories.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
         -----------------------------------------------------------
                    AND RESULTS OF OPERATIONS (continued)
                    -------------------------------------
                (Dollars in Millions, except per share data)

WORKING CAPITAL is significantly influenced by sales patterns, which are highly seasonal. Inventories, accounts payable and accrued expenses are highly dependent upon sales levels and order lead times. Receivable levels are driven by recent months' sales and customer payment experience. The working capital fluctuations from January 29, 2005 to October 29, 2005 are primarily a result of seasonality of the Company's businesses.

    - Accounts receivable decreased $51.4 to $360.8 at October 29, 2005 from $412.2 at October 30, 2004 primarily due to the drop in sales. Days sales outstanding were 54.5 days at October 29, 2005 compared to 54.3 days at October 30, 2004.

    - Inventories decreased $57.4 to $216.6 at October 29, 2005 from $274.0 at October 30, 2004. Days supply now stands at 56.6 days compared to
       65.4 days at October 30, 2004. The decrease in inventories is primarily due to additional inventory reserves recorded related to the 2005 Restructuring Plan.

    - Accounts payable and accrued expenses decreased $29.7 to $256.5 at October 29, 2005 from $286.2 at October 30, 2004 primarily as a result of reserves related to the 2005 Restructuring Plan partially offset by a decrease in inventory purchases at the end of the third quarter of 2005.

NET CASH USED IN INVESTING ACTIVITIES decreased to $21.1 for the nine months ended October 29, 2005 from $163.0 for the nine months ended October 30, 2004. The decrease was primarily due to the acquisition of Phat Fashions, LLC and Phat Licensing, LLC (together referred to as Phat) in the first quarter of 2004. The $21.1 of cash used in investing activities for the nine months ended October 29, 2005 was due primarily to the additional cash purchase consideration paid to Briggs New York Corp. ($8.8) and Phat ($3.4) in the first and second quarters of 2005, respectively, and capital expenditures of $14.8.

NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES decreased to ($64.7) for the nine months ended October 29, 2005 from $194.8 for the nine months ended October 30, 2004. The $259.5 decrease was primarily due to proceeds from the Company's 3.50% Convertible Senior Debentures in the first quarter of 2004 and stock purchases under the Stock Repurchase Program in the third quarter of 2005.

During 2004, the Company privately placed $200.0 of 3.50% Convertible Senior Debentures. The debentures will mature on June 15, 2034, unless earlier converted, redeemed or repurchased by the Company. The Company intends to use the proceeds from the offering for general corporate purposes, which may include future acquisitions (see financial statement Note 8).

On October 20, 2004, the Company executed a $400.0 five-year unsecured, syndicated credit facility (the Credit Agreement). The Credit Agreement can be used for borrowings and/or letters of credit. Borrowings under the Credit Agreement bore interest at LIBOR plus a spread ranging from 0.60% to 1.25% with such spread depending on the Company's leverage ratio. On September 1, 2005, the Credit Agreement was amended to accommodate the impact of the 2005 Restructuring Plan. The amendments to the Credit Agreement changed the interest rate spread to LIBOR plus 0.60% to 1.45%. In addition, provisions were added to include a borrowing base calculation, and the financial covenants were updated (see financial statement Note 8). It is not expected that any of these provisions will restrict the Company from normal operations. At October 29, 2005, there were no borrowings outstanding under this facility. Letters of credit outstanding under the agreement were $20.2. In addition to this facility, the Company has $6.6 in outstanding letters of credit used by its foreign subsidiaries.

After the announcement of the 2005 Restructuring Plan, Standard & Poor's downgraded the Company's credit rating to BB from BBB-, and Moody's downgraded the Company's credit rating to Ba2 from Ba1. These actions are not expected to impact the Company's operations.

CASH AND CASH EQUIVALENTS increased $52.8 to $261.4 at October 29, 2005 from $208.6 at October 30, 2004. This increase was primarily due to positive cash flow from operations, partially offset by the activity related to the Stock Repurchase Program.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
         -----------------------------------------------------------
                    AND RESULTS OF OPERATIONS (continued)
                    -------------------------------------
                (Dollars in Millions, except per share data)

CAUTIONARY NOTE CONCERNING FACTORS THAT MAY AFFECT FUTURE RESULTS
-----------------------------------------------------------------
This Quarterly Report contains statements which, to the extent they are not statements of historical or present fact, constitute "forward-looking statements" within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company's expectations or beliefs concerning future events and are based on various assumptions and subject to a wide variety of risks and uncertainties. Although the Company believes that its expectations reflected in the forward-looking statements are reasonable, it cannot and does not give any assurance that such expectations will prove to be correct.

The Company's forward-looking statements are based on certain assumptions, and the Company's operations are subject to various risks and uncertainties. Any one of these factors or any combination of these factors could materially affect the results of the Company's operations and cause actual results to differ materially from the Company's expectations. These factors include but are not limited to:

    o changes in the retail environment. With the growing trend towards retail trade consolidation, the Company is increasingly dependent upon key retailers whose bargaining strength and share of the Company's business is growing. Accordingly, the Company faces greater pressure from these customers to provide more favorable trade terms. The Company can be negatively affected by changes in the policies or negotiating positions of its customers. The inability of the Company to develop satisfactory programs and systems to satisfy these customers could adversely affect operating results in any reporting period;

    o the economic effects of safeguards put in place on Chinese imports into the U.S.;

    o changes in the relative performance of the Company's business units that could have an adverse impact on the business units' forecasted cash flows, resulting in goodwill impairment charges;

    o changes in trends in the market segments in which the Company competes;

    o the performance of the Company's products within the prevailing retail environment;

    o customer acceptance of both new designs and newly introduced product lines;

    o   actions of competitors that may impact the Company's business;

    o financial or operational difficulties encountered by customers or suppliers;

    o the economic impact of uncontrollable factors, such as terrorism and war;

    o disruptions to transportation systems or shipping lanes used by the Company or its suppliers;

    o continued satisfactory relationships with licensees and licensors of trademarks and brands;

    o ability to generate sufficient sales and profitability related to licensing agreements that contain significant minimum royalty payments;

    o   ability to successfully complete the restructuring plan;

    o   the impact of economic changes such as:

        -   the overall level of consumer spending for apparel,

        -   national and regional economic conditions,

        -   inflation or deflation,

        - changes in oil prices, including their impact on fabric prices and/or transportation costs,

        -   currency exchange fluctuations,

        -   changes in interest rates and other capital market conditions;

    o stable governments and business conditions in the nations where the Company's products are manufactured;

    o health or other issues that could affect the free-flow of people and goods between nations where the Company's products are manufactured;

    o the scope, nature or impact of acquisition activity and the ability to effectively integrate acquired operations; and

    o changes in the Company's plans, strategies, objectives, expectations and intentions which may happen at any time at the discretion of the Company.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
         -----------------------------------------------------------
                    AND RESULTS OF OPERATIONS (continued)
                    -------------------------------------
                (Dollars in Millions, except per share data)

The words "believe", "expect", "will", "estimate", "project", "forecast", "planned", "should", "anticipate" and similar expressions may identify forward-looking statements. Additionally, all statements other than statements of historical facts included in this Form 10-Q are forward-looking.

Forward-looking statements are not guarantees, as actual results could differ materially from those expressed or implied in forward-looking statements. The Company specifically disclaims any obligation to publicly update, modify, retract or revise any forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements contained herein, the entire contents of the Company's website, and all subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf, are expressly qualified in their entirety by this cautionary statement.